                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /x/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /x/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                         General Instrument Corporation
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                         [LOGO]

                      General Instrument Corporation     Daniel F. Akerson
                      181 West Madison Street            Chairman and
                      Chicago, Illinois 60602            Chief Executive Officer

                                                                  March   , 1995
Dear Stockholder:

    You are cordially invited to attend the 1995 Annual Meeting of Stockholders of General Instrument Corporation to be held on Wednesday, April 26, 1995, at 3:00 p.m., Central Time, at the Palmer House Hilton, 17 East Monroe Street, Chicago, Illinois.

    The Secretary's formal notice of the meeting and the Proxy Statement appear on the following pages and describe the matters to be acted upon at the meeting. During the meeting, we will also review General Instrument's activities over the past year and items of general interest about the company.

    We hope that you will be able to attend the meeting in person. However, whether or not you plan to be present, please sign and return your proxy as soon as possible so that your vote will be counted.

                                          Sincerely,

                                          Daniel F. Akerson
                                          Chairman of the Board and
                                          Chief Executive Officer

                         GENERAL INSTRUMENT CORPORATION
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

    The Annual Meeting of Stockholders of General Instrument Corporation will be held at the Palmer House Hilton, 17 East Monroe Street, Chicago, Illinois, on Wednesday, April 26, 1995 at 3:00 p.m., Central Time, for the following purposes:

        1. To elect four directors for terms ending at the 1998 annual meeting of stockholders;

        2. To consider and vote on a proposal to approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company;

        3. To consider and vote on a proposal to approve the amended and restated General Instrument Corporation Annual Incentive Plan; and

        4. To transact such other business as may properly come before the meeting.

    Stockholders of record as of the close of business on March 1, 1995 will be entitled to vote at the meeting.

    WHETHER OR NOT  YOU PLAN TO  ATTEND THE MEETING,  PLEASE COMPLETE, SIGN  AND
DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR
PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERY TO THE COMPANY OF A SUBSEQUENTLY EXECUTED PROXY OR A WRITTEN NOTICE OF REVOCATION OR BY VOTING IN PERSON AT THE MEETING.

                                          By order of the Board of Directors,

                                          Thomas A. Dumit
                                          Secretary

March   , 1995

                         GENERAL INSTRUMENT CORPORATION

                  181 WEST MADISON STREET, CHICAGO, ILLINOIS 60602
                            ------------------------

                                PROXY STATEMENT
                             ---------------------

    This proxy statement is furnished to stockholders of General Instrument Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board" or "Board of Directors") for use at the Annual Meeting of Stockholders to be held at 3:00 p.m., Central Time, on Wednesday, April 26, 1995, at the Palmer House Hilton, 17 East Monroe Street, Chicago, Illinois, and any adjournments thereof.

    Stockholders of record as of the close of business on March 1, 1995, will be entitled to vote at the meeting or any adjournments thereof. As of the record
date, March 1, 1995,  the Company had  outstanding             shares of  Common
Stock, each entitled to one vote on all matters to be voted upon. This proxy statement, the accompanying form of proxy and the Company's annual report to stockholders for the fiscal year ended December 31, 1994 are being mailed on or about March , 1995, to each stockholder entitled to vote at the meeting. All share and per share information contained in this proxy statement reflects a two-for-one split of the Common Stock, effected in the form of a stock dividend, on August 8, 1994.

                        VOTING AND REVOCATION OF PROXIES

VOTING

    If the enclosed proxy is executed and returned in time and not revoked, all shares represented thereby will be voted. Each proxy will be voted in accordance with the stockholder's instructions. If no such instructions are specified, the proxies will be voted FOR the election of each person nominated for election as a director, FOR the approval of the amendment to the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"), and FOR the approval of the amended and restated General Instrument Corporation Annual Incentive Plan (the "Annual Incentive Plan").

    The holders of a majority of the shares of Common Stock entitled to vote at the meeting, present in person or by proxy, constitutes a quorum. Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the meeting will be required for the election of directors; the affirmative vote of a majority of the outstanding shares of Common Stock will be required for the approval of the amendment to the Certificate of Incorporation; and the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote thereon will be required to act on all other matters to come before the Annual Meeting, including the approval of the Annual Incentive Plan. An automated system administered by the Company's transfer agent tabulates the votes. For purposes of determining the number of votes cast with respect to any voting matter, only those cast "for" or "against" are included; abstentions and broker non-votes are excluded. Accordingly, with respect to the election of directors, abstentions and broker non-votes will have no effect on the outcome. With respect to the proposal to approve the amendment to the Certificate of Incorporation, an abstention from voting on the matter and broker non-votes have the same effect as a vote "against" the matter because the affirmative vote of a majority of the outstanding shares of Common Stock is required for approval. For purposes of determining whether the affirmative vote of a majority of the shares present at the meeting and entitled to vote has been obtained, abstentions will be included in, and broker non-votes will be excluded from, the number of shares present and entitled to vote. Accordingly, with respect to all matters other than the election of directors and the approval of the amendment to the Certificate of Incorporation, abstentions will have the effect of a vote "against" the matter and broker non-votes will have the effect of reducing the number of affirmative votes required to achieve the majority vote.

REVOCATION

    A stockholder giving a proxy may revoke it at any time before it is voted by delivery to the Company of a subsequently executed proxy or a written notice of revocation. In addition, returning your completed proxy will not prevent you from voting in person at the meeting should you be present and wish to do so.

                             ELECTION OF DIRECTORS

    The Board of Directors consists of three classes. Directors hold office for staggered terms of three years and until their successors have been duly elected and qualified. One of the three classes will be elected each year at the Annual Meeting of Stockholders to succeed the directors whose terms are ending. The directors in Class I and Class II are serving terms ending at the Annual Meeting of Stockholders in 1996 and 1997, respectively.

    Four directors in Class III are to be elected at the 1995 Annual Meeting; and proxies cannot be voted for more than four nominees. The directors so elected will hold office as directors until the 1998 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

    Unless otherwise directed, proxies in the accompanying form will be voted FOR the nominees listed below. If any one or more of the nominees is unable to serve for any reason or withdraws from nomination, proxies will be voted for the substitute nominee or nominees, if any, proposed by the Board of Directors. The Board has no knowledge that any nominee will or may be unable to serve or will or may withdraw from nomination. All of the following nominees are present directors of the Company whose terms end at the 1995 Annual Meeting. Information concerning nominees for terms ending at the 1998 Annual Meeting of Stockholders and for directors in Class I and Class II is set forth below.

NOMINEES FOR TERMS ENDING AT THE 1998 ANNUAL MEETING OF STOCKHOLDERS

    JOHN SEELY BROWN, age 54, has been a director of the Company since July 1993. He has been Chief Scientist of Xerox Corporation since 1992 and corporate vice president of Xerox Corporation since 1990. From 1986 to 1990 he was Vice President, Advanced Research, Palo Alto Research Center, of Xerox Corporation and Associate Director of the Institute for Research on Learning. He is also the director of the Xerox Palo Alto Research Center. He is a Fellow of the American Association for Artificial Intelligence and a member of the National Academy of Education.

    THEODORE J. FORSTMANN, age 55, served as a director of General Instrument Corporation of Delaware ("GI Delaware"), the Company's sole direct subsidiary, from August 1990 to March 1992, when he was elected to serve as a director of the Company. He has been a General Partner of FLC Partnership, L.P., the General Partner of Forstmann Little & Co., since he co-founded Forstmann Little & Co. in 1978. He is a director of The Topps Company, Inc. and Department 56, Inc.

    MORTON H. MEYERSON, age 56, has been a director of the Company since July 1993. Since 1992, he has served as Chairman and Chief Executive Officer of Perot Systems Corporation, a computer and communication services company. From 1989 to 1992, he was a private investor. He was President from 1979 to 1986, and Vice Chairman in 1986, of Electronic Data Systems Corp., a company which designs, installs and operates business information and communication systems. He serves on a number of corporate and advisory boards, including Energy Service Company, Inc., the National Park Foundation, the School of American Research in Santa Fe and the Wharton School of Business of the University of Pennsylvania; SEI Center for Advanced Studies in Management.

    FELIX G. ROHATYN, age 66, has been a director of the Company since October 1993. He has been a general partner of Lazard Freres & Co., Investment Bankers, since 1960 and served as Chairman of the Municipal Assistance Corporation for the City of New York from 1975 to October 1993. He is a director of Pfizer Inc. and Howmet Corporation.

DIRECTORS WHOSE TERMS END AT THE 1996 ANNUAL MEETING OF STOCKHOLDERS

    DANIEL F. AKERSON, age 46, has served as Chairman of the Board and Chief Executive Officer of the Company since August 1993 and as a director of the Company since July 1993. He was President of the Company from August 1993 to October 1993. He served as Chief Operating Officer and President of MCI Communications Corporation ("MCI") from 1992 to August 1993. He served as Executive Vice President and Group Executive of MCI from 1990 to 1992, Executive Vice President and Chief Financial Officer of MCI from 1987 to 1990, and Senior Vice President of MCI from 1987 to 1988, and held various positions within MCI since 1983. Mr. Akerson is a General Partner of FLC Partnership, L.P., the General Partner of Forstmann Little & Co.

    FRANK M. DRENDEL, age 50, served as a director of GI Delaware and its predecessors from 1987 to March 1992, when he was elected to serve as a director of the Company. He has served as Chairman and President of CommScope, Inc., a subsidiary of the Company ("CommScope"), since 1986 and has served as Chief Executive Officer of CommScope since 1976. Mr. Drendel was Executive Vice President of the predecessor to the Company from September 1986 to November 1988. From February 1981 to September 1986, Mr. Drendel was Executive Vice President and, from July 1982 to September 1986, he was Vice Chairman of the Board of M/A-COM, Inc. Mr. Drendel is a director of Alcatel Alsthom Compagnie Generale d'Electricite.

    STEVEN B. KLINSKY, age 38, served as a director of GI Delaware from August 1990 to March 1992, when he was elected to serve as a director of the Company. He has been a General Partner of FLC Partnership, L.P., the General Partner of Forstmann Little & Co., since December 1986.

    PAUL G. STERN, age 56, has been a director of the Company since February 1994. He has been associated with Forstmann Little & Co. since July 1993. From March 1989 through March 1993, he served as Chairman and Chief Executive Officer of Northern Telecom Ltd., a manufacturer of digital telecommunications equipment. He is a director of The Dow Chemical Company, LTV Steel Co., Inc., Varian Associates, Inc. and Whirlpool Corporation. Mr. Stern also serves on the White House National Security Telecommunications Advisory Committee.

    ROBERT S. STRAUSS, age 76, has been a director of the Company since December 1992. He was a director of GI Delaware from August 1990 to September 1991. Mr. Strauss, a founder of and partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, served as United States Special Trade Representative from 1977 to 1979 and as U.S. Ambassador to the Soviet Union and, upon its dissolution, to the Russian Federation from August 1991 to November 1992. Mr. Strauss is a director of Archer Daniels Midland Co.

DIRECTORS WHOSE TERMS END AT THE 1997 ANNUAL MEETING OF STOCKHOLDERS

    LYNN FORESTER, age 40, has been a director of the Company since February 1995. She has been President and Chief Executive Officer of FirstMark Holdings, Inc., an owner and operator of telecommunications companies, since 1984. From 1989 to December 1994, she was also Chairman and Chief Executive Officer of TPI Communications International, Inc., a radio common carrier and paging company. She is a member of the U.S. Advisory Council on the National Information Infrastructure.

    NICHOLAS C. FORSTMANN, age 48, served as a director of GI Delaware from August 1990 to March 1992, when he was elected to serve as a director of the Company. He has been a General Partner of FLC Partnership, L.P., the General Partner of Forstmann Little & Co., since he co-founded Forstmann Little & Co. in 1978. He is a director of The Topps Company, Inc. and Department 56, Inc.

    RICHARD S. FRIEDLAND, age 44, has been a director of the Company since October 1993. He became President and Chief Operating Officer of the Company and GI Delaware in October 1993. He was Chief Financial Officer of the Company and GI Delaware from March 1992 to January 1994 and Vice President, Finance of the Company from May 1991 to October 1993. He was Vice President-Finance and Assistant Secretary of GI Delaware from October 1990 to October 1993 and Vice President and Controller of GI Delaware from November 1988 to January 1994. He is a director of Department 56, Inc.

    J. TRACY O'ROURKE, age 60, served as a director of GI Delaware from September 1990 to March 1992, when he was elected to serve as a director of the Company. He has been Chairman and Chief Executive Officer of Varian Associates, Inc., a manufacturer of electronic devices, semiconductor manufacturing equipment and analytical instruments, since early 1990. Mr. O'Rourke was Executive Vice President and Chief Operating Officer of Rockwell International from 1989 to 1990 and President of Allen-Bradley Inc., an electrical equipment manufacturer, from 1981 to 1989. He is a director of National Semiconductor Corp.

                    FURTHER INFORMATION CONCERNING THE BOARD
                          OF DIRECTORS AND COMMITTEES

    The Board of Directors of the Company directs the management of the business and affairs of the Company, as provided by Delaware law, and conducts its business through meetings of the Board and three standing committees: Executive, Audit and Compensation. In addition, from time to time, special committees may be established under the direction of the Board when necessary to address specific issues. The Company has no nominating or similar committee.

COMMITTEES OF THE BOARD -- BOARD MEETINGS

    The Board of Directors of the Company held five meetings in 1994. Each incumbent director attended 75% or more of the aggregate of (i) meetings of the Board held during the period for which he served as a director and (ii) meetings of all committees held during the period for which he served on those committees, other than Steven B. Klinsky. Average attendance at all such meetings of the Board and committees was approximately 90%.

    The EXECUTIVE COMMITTEE of the Board has the authority, between meetings of the Board of Directors, to exercise all powers and authority of the Board in the management of the business and affairs of the Company that may be lawfully delegated to it under Delaware law. The Committee consists of Daniel F. Akerson, Theodore J. Forstmann and Steven B. Klinsky. The Executive Committee held 4 meetings in 1994.

    The AUDIT COMMITTEE's principal functions are to review the scope of the annual audit of the Company by its independent auditors, review the annual financial statements of the Company and the related audit report of the Company as prepared by the independent auditors, recommend the selection of independent auditors each year and review audit and any non-audit fees paid to the Company's independent auditors. The audit reports of the Internal Audit Department are also available for review by the Audit Committee, and the head of that department attends Audit Committee meetings and gives reports to and answers inquiries from the Audit Committee. The Audit Committee reports its findings and recommendations to the Board for appropriate action. The Audit Committee is composed of three non-employee directors: J. Tracy O'Rourke, Chairman; John Seely Brown; and Felix G. Rohatyn. The Committee held 4 meetings in 1994.

    The COMPENSATION COMMITTEE is responsible for executive compensation, including recommending to the Board of Directors the compensation to be paid to the Chief Executive Officer and determining the compensation for all other executive officers. The Compensation Committee is also responsible for administering the General Instrument Corporation 1993 Long-Term Incentive Plan (the "1993 Long-Term Incentive Plan") and the Annual Incentive Plan. The Committee consists of Nicholas C. Forstmann, Chairman; Morton H. Meyerson; and Robert S. Strauss. Messrs. Forstmann, Meyerson and Strauss, who are non-employee directors, are "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). The Committee held 7 meetings in 1994.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    In connection with the Company's initial public offering in June 1992, the Company's Board of Directors established a Compensation Committee composed of three non-employee directors. Messrs. Nicholas C. Forstmann, Morton H. Meyerson and Robert S. Strauss served as members of the Compensation Committee during 1994, and are currently the members of the Compensation Committee.

    Nicholas C. Forstmann served as President of the Company from June 30, 1990 through March 30, 1992, which was prior to the Company's initial public offering in June 1992. Nicholas C. Forstmann received no compensation from the Company for services rendered in such capacity.

    An affiliate of Forstmann Little & Co. provides aircraft maintenance services to the Company and charged the Company $2,137,000 for services in 1994.

DIRECTOR COMPENSATION

    Prior to July 1993, directors did not receive any fees for serving on the Company's Board of Directors, or any committees thereof, but were reimbursed for their out-of-pocket expenses arising from attendance at meetings of the Company's Board of Directors or committees thereof. In addition, each director who is neither a partner in FLC Partnership, L.P., the general partner of Forstmann Little & Co., nor a current or former officer of the Company or its subsidiaries, was granted an option to purchase 80,000 shares of Common Stock in connection with his election to the board of directors of GI Delaware or, after the Company's initial public offering in June 1992, the Board of Directors of the Company.

    Effective as of July 28, 1993 (as adjusted on February 15, 1994 to reflect the two-for-one split of Common Stock), the Board of Directors approved the following standard compensation arrangements for non-employee directors: (i) each non-employee director receives $1,000 for attending, whether in person or by telephone, each meeting of the Board of Directors or any committees thereof of which he or she is a member and is reimbursed for all actual expenses in connection with attending any meeting of the Board of Directors or any committees thereof of which he or she is a member (limited to the cost of first class travel on a commercial airline with respect to air travel expenses); (ii) the Company provides, for the benefit of each non-employee director, an insurance policy in the face amount of $200,000, payable in the event of accidental death or dismemberment of the director while in attendance at, or traveling in connection with, a meeting of the Board of Directors or any committee thereof, or while engaged in or traveling in connection with other business of the Company; and (iii) each non-employee director elected on or after July 28, 1993 receives, effective as of the date of such election, a grant of an option to purchase 80,000 shares of Common Stock pursuant to the 1993 Long-Term Incentive Plan at an exercise price per share equal to the fair market value of a share of Common Stock on the date of grant, which option becomes exercisable with respect to one-third of the underlying shares on each of the first three anniversaries of the date of grant. The Company also requests that each non-employee director directly or indirectly own at least 1,000 shares of Common Stock while a director of the Company. The non-employee directors of the Company who are partners of Forstmann Little & Co. have declined to receive any of the foregoing compensation.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information known by the Company regarding the beneficial ownership of the Company's Common Stock, par value $.01 per share ("Common Stock"), as of March 1, 1995, by each beneficial owner of more than five percent of the outstanding Common Stock, by each of the Company's directors, by each of the executives named in the Summary Compensation Table and by all current directors and officers of the Company as a group.

                                                          NUMBER OF SHARES
                                                            BENEFICIALLY     PERCENTAGE OF
NAME                                                          OWNED (1)        CLASS (1)
- --------------------------------------------------------  -----------------  -------------
MBO-IV (2)                                                                            %
Instrument Partners (2)
AXA/Equitable (3)
FMR Corp./Edward C. Johnson 3d. (4)
Daniel F. Akerson (2)(5)(9)
J.A. Blanchard, III (6)(9)
John Seely Brown (7)
Frank M. Drendel (8)
Thomas A. Dumit (9)(10)
Lynn Forester
Nicholas C. Forstmann (2)
Theodore J. Forstmann (2)
Richard S. Friedland (9)(11)
Winston W. Hutchins (2)
Steven B. Klinsky (2)
Wm. Brian Little (2)
Morton H. Meyerson (12)
J. Tracy O'Rourke (13)
Felix G. Rohatyn (12)
John A. Sprague (2)
Paul G. Stern (12)
Robert S. Strauss (13)
All current directors and officers of the Company as a
 group (21 persons) (2)(10)(14)

- ------------------------
 * The percentage of shares of Common Stock beneficially owned does not exceed one percent of the outstanding shares of Common Stock.

 (1) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock which such person has the right to acquire within 60 days following March 1, 1995. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within 60 days following March 1, 1995 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

 (2) The general partner of Instrument Partners, a New York limited partnership ("Instrument Partners"), is FLC XXII Partnership, a general partnership of which Messrs. Wm. Brian Little, Nicholas C. Forstmann, John A. Sprague, Steven B. Klinsky and Winston W. Hutchins, and TJ/JA L.P., a Delaware limited partnership ("TJ/JA L.P."), are general partners. The general partner of TJ/JA L.P. is Theodore J. Forstmann. The general partner of Forstmann Little & Co. Subordinated Debt and Equity Management Buyout
     Partnership-IV, a New York limited partnership ("MBO-IV"), is FLC Partnership, L.P., a limited partnership of which Messrs. Theodore J. Forstmann, Nicholas C. Forstmann, Steven B. Klinsky, Winston W. Hutchins and Daniel F. Akerson and

     Ms. Sandra J. Horbach are general partners. Accordingly, each of such individuals and partnerships (other than Mr. Akerson and Ms. Horbach, for the reasons described below) may be deemed the beneficial owners of shares owned by MBO-IV and Instrument Partners in which such individual or partnership is a general partner and, for purposes of this table, such beneficial ownership is included. Neither Mr. Akerson nor Ms. Horbach has any voting or investment power with respect to, or any economic interest in, the shares of Common Stock held by MBO-IV; and, accordingly, Mr.
     Akerson and Ms. Horbach are not deemed to be the beneficial owners thereof.
     Theodore J. Forstmann and Nicholas C. Forstmann are brothers. Mr. Little is a special limited partner in FLC Partnership, L.P. and each of FLC
     Partnership, L.P. and FLC XXII Partnership is a limited partner of Instrument Partners. None of the other limited partners in each of MBO-IV and Instrument Partners is otherwise affiliated with the Company, GI
     Delaware or Forstmann  Little & Co.  The address of  MBO-IV and  Instrument
     Partners  is c/o Forstmann  Little & Co.,  767 Fifth Avenue,  New York, New
     York 10153.

 (3) This information is obtained from a Schedule 13G filed with the  Securities and Exchange Commission, dated February 10, 1995, jointly by AXA Assurances
     I.A.R.D.  Mutuelle, AXA Assurances Vie  Mutuelle, Alpha Assurances I.A.R.D.
     Mutuelle, Alpha Assurances Vie Mutuelle and Uni Europe Assurances  Mutuelle
     as  a group  (collectively, the  "Mutuelles AXA"),  AXA, and  The Equitable
     Companies  Incorporated  ("Equitable").  Equitable  and  its   subsidiaries
     beneficially  own 20,946,634 shares of  Common Stock as follows: 16,588,665 shares and  4,357,969 shares  issuable upon  conversion of  5%  Convertible
     Junior  Subordinated Notes of  the Company. Equitable  and its subsidiaries have sole voting  power with  respect to 18,032,486  shares, shared  voting power  with  respect  to 410,622  shares  and sole  disposition  power with respect to 20,946,634 shares. The Mutuelles AXA and AXA report ownership of
     20,968,634  shares,  including  all   the  shares  beneficially  owned   by
     Equitable,  and claim  sole voting  and dispositive  power with  respect to
     22,000 shares  in  addition  to  the  shares  reported  by  Equitable.  The addresses  of the principal business offices  of each of the Mutuelles AXA,
     AXA, and Equitable are as  follows: Alpha Assurances I.A.R.D. Mutuelle  and
     Alpha  Assurances Vie Mutuelle,  101-100 Terrase Boieldieu,  92042 Paris La
     Defense, France; AXA  Assurances I.A.R.D. Mutuelle  and AXA Assurances  Vie
     Mutuelle,  La  Grand Arche,  Pardi Nord,  92044  Paris La  Defense, France;
     Uni-Europe Assurance Mutuelle, 24 rue Drouot, 75009 Paris, France; AXA, 23,
     Avenue Matignon, 75008 Paris, France; The Equitable Companies Incorporated,
     787 Seventh Avenue, New York, NY 10019.

 (4) This information is obtained from a Schedule 13G filed with the  Securities and Exchange Commission, dated February 13, 1995, which was filed as if all shares  beneficially owned by either FMR Corp. ("FMR") or Edward C. Johnson
     3d were  beneficially owned  by both  on a  joint basis.  FMR, through  its subsidiaries,  Fidelity Management & Research  Company and Fidelity Manage-
     ment  Trust  Company,  beneficially  owns  14,467,701  shares  as  follows:
     13,349,399   shares,  1,058,301  shares  issuable  upon  conversion  of  5%
     Convertible Junior Subordinated  Notes of  the Company,  and 60,000  shares held by Fidelity International Limited ("FIL") as to which the Schedule 13G states  that FMR reports on  a voluntary basis and that  FMR and FIL are of the view  that  the  shares held  by  the  other corporation  need  not  be aggregated  for purposes  of the Schedule  13G (Of  the shares beneficially owned by FMR and its subsidiaries, 8,468,900 shares (or 6.87% of the Common
     Stock outstanding) were beneficially owned by Fidelity Magellan Fund).  FMR and  Mr. Johnson have reported that each of them has sole dispositive power over 14,467,701 shares and sole voting power with respect to 76,841  shares
     (which,  in each case, includes the 60,000  shares held by FMI as described above). FIL has  reported that it  has sole voting  and dispositive  powers with  respect to 60,000 shares.  It was reported that  Mr. Johnson (i) owns
     24.9% of the outstanding voting stock of  FMR, (ii) is the Chairman of  FMR and  FIL, (iii) together with various Johnson family members and trusts for the benefit of Johnson family members form a controlling group with respect to FMR, and (iv) together with members of his family control a  partnership which  owns shares of FIL voting stock with the right to cast approximately
     47.22% of the total votes of FIL voting stock. The address of the principal office of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

 (5) Includes 534,998 shares subject to options which are exercisable currently or within 60 days of March 1, 1995.

 (6) Includes 40,000 shares subject to options which are exercisable currently or within 60 days of March 1, 1995.

 (7) Includes 6,666 shares subject to options which are exercisable currently or within 60 days of March 1, 1995.

 (8) Includes 32,500 shares subject to  options which are exercisable  currently
     or  within 60 days of March  1, 1995. Includes    shares which were held by
     the trustee of  the CommScope,  Inc. Employees Profit  Sharing and  Savings
     Plan  (the  "CommScope  Savings  Plan")  and  were  allocated  to  Frank M.
     Drendel's account under the CommScope Savings Plan as of March 1, 1995.

 (9) Includes the number of shares which were held by the trustee of the General
     Instrument Corporation Savings Plan (the "Savings Plan") and were allocated to the individual's respective account under  the Savings Plan as of  March
     1,  1995 as follows: Daniel F. Akerson,        shares; J.A. Blanchard, III,
           shares; Thomas  A.  Dumit,       shares; and  Richard  S.  Friedland,
     shares.

(10) Includes  10,212 shares  held by the  Thomas A.  Dumit Charitable Remainder
     Trust, dated April 27, 1994, of which Mr. Dumit is the trustee and a beneficiary. Also includes 28,096 shares held by Barbara K. Dumit, the spouse of Thomas A. Dumit, as to which shares Mr. Dumit disclaims beneficial ownership. Includes 31,000 shares subject to options which are exercisable currently or within 60 days of March 1, 1995.

(11) Includes 108,000 shares subject to options which are exercisable currently or within 60 days of March 1, 1995.

(12) Includes 26,666 shares subject to options which are exercisable currently or within 60 days of March 1, 1995.

(13) Includes 45,210 shares subject to options which are exercisable currently or within 60 days of March 1, 1995.

(14) Includes  1,033,549  shares  subject to  options  exercisable  currently or
     within 60 days of March 1, 1995. Includes an aggregate of     shares  which
     were  held by the  trustees of the  Savings Plan and  the CommScope Savings
     Plan and  were allocated  to the  officers' respective  accounts under  the
     Savings Plan or the CommScope Savings Plan as of March 1, 1995.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Exchange Act requires the Company's directors and executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission reports of ownership and changes in ownership of Common Stock and other equity securities of the Company on Forms 3, 4 and 5. The Company undertakes to make such filings on behalf of its directors and officers. Based on written representations of reporting persons and a review of those reports, the Company believes that during the fiscal year ended December 31, 1994, its officers and directors and holders of more than 10% of the Company's Common Stock complied with all applicable Section 16(a) filing requirements, with the following exception. Each of FLC Partnership, L.P., Theodore J. Forstmann, Nicholas C. Forstmann, Steven B. Klinsky and Winston W. Hutchins reported on a Form 5 in February 1995 the purchase in November 1994 (which purchase was not timely reported on a Form 4) by FLC Partnership, L.P., of a limited partnership interest in Instrument Partners, which limited partnership interest represents an interest in 11,540 shares of Common Stock.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

    The following table sets forth individual compensation information for all services rendered in all capacities during the periods described below for the individual who served as Chief Executive Officer during 1994 and the four most highly compensated executive officers (other than the Chief Executive Officer) who were serving as executive officers at December 31, 1994. The following table sets forth compensation information for each of those individuals for the fiscal years ended December 31, 1994, 1993 and 1992.

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG TERM
                                                                                          COMPENSATION
                                                                                         ---------------
                                                                                             AWARDS
                                               ANNUAL COMPENSATION                       ---------------
                            ----------------------------------------------------------     SECURITIES
NAME AND                                                               OTHER ANNUAL        UNDERLYING          ALL OTHER
PRINCIPAL POSITION             YEAR           SALARY       BONUS (A) COMPENSATION (B)     OPTIONS(#)(C)      COMPENSATION
- --------------------------  -----------    -------------   --------  -----------------   ---------------   -----------------
Daniel F. Akerson.........         1994    $  838,367      $728,000  $    66,365(d)          150,000       $    18,190(e)
  Chairman of the                  1993       306,119(f)    560,000       22,553(d)          800,000            49,901
   Board of Directors              1992        --             --         --                  --                --
   and Chief Executive
   Officer
Richard S. Friedland......         1994       420,000       327,600      --                  270,000             5,460(g)
  President, Chief                 1993       327,340        67,840      --                  236,000             5,457
   Operating Officer               1992       274,167         --         449,685(h)          --                  5,324
   and Director of the
   Company
Frank M. Drendel..........         1994       398,808       163,757      --                   72,000            17,154(i)
  Chairman, President              1993       398,808        81,385      --                   34,000            22,314
   and Chief Executive             1992       398,808         --         --                  --                 22,660
   Officer of
   CommScope and Director
   of the Company
J.A. Blanchard, III.......         1994       317,137(j)    206,139      --                  120,000             5,380(g)
  Executive Vice                   1993        --             --         --                  --                --
   President                       1992        --             --         --                  --                --
Thomas A. Dumit...........         1994       310,999       134,753      --                   48,000             5,460(g)
  Vice President,                  1993       299,000        49,351      --                   30,000             5,457
   General Counsel and             1992       285,000         --         --                    --                5,324
   Secretary

- ------------------------
(a) Amounts reported for 1994 reflect cash bonus awards paid pursuant to the Annual Incentive Plan in 1995 with respect to performance in 1994. Amounts reported for 1993 reflect cash bonus awards paid pursuant to the Annual Incentive Plan in 1993 or 1994 with respect to performance in 1993. The Company did not have a management bonus plan for 1992.

(b) Unless otherwise indicated, with respect to any individual named in the above table, the aggregate amount of perquisites and other personal benefits, securities or property was less than either $50,000 or 10% of the total annual salary and bonus reported for the named executive officer.

(c) Reflects the number of shares of Common Stock underlying options granted. All of the options were granted pursuant to the 1993 Long-Term Incentive Plan. Each grant set forth for 1994 was made in connection with the
     cancellation   of  an  option  to  purchase  the  same  number  of  shares,

     previously granted in 1994, except the grant set forth to Mr. Friedland, with respect to which an option to purchase 70,000 shares had previously been granted in 1994 and the remainder had been granted in 1993. Those options granted, and subsequently cancelled, in 1994 are not reflected in the table for any named individual. Options granted to Mr. Friedland and reflected in the table for 1993 include an option to purchase 200,000 shares which was cancelled in connection with the regrant in 1994 of an option to purchase the same number of shares. See "-- Option Grants in Last
     Fiscal  Year," "-- Option Repricing"  and "Compensation Committee Report on
     Compensation of Executive Officers of the Company -- Option Repricing."

(d) Reflects cost and tax reimbursement for expenses incurred by Mr. Akerson for travel to Chicago, the location of the Company's executive offices.

(e) Reflects payment by the Company in 1994 of (i) premiums of $960 for term life insurance on behalf of Mr. Akerson, (ii) premiums of $12,730 under a Split Dollar Agreement regarding a life insurance policy in respect of Mr.
     Akerson, and (iii) the  matching contribution of  $4,500 under the  Savings
     Plan for Mr. Akerson.

(f) Reflects compensation of Mr. Akerson from August 13, 1993, when Mr. Akerson joined the Company as an executive officer, through December 31, 1993.

(g) Reflects payment by the Company in 1994 of (i) premiums for term life insurance of $960 on behalf of each of Messrs. Friedland and Dumit and $880 on behalf of Mr. Blanchard, and (ii) the matching contribution by the Company under the Savings Plan in the amount of $4,500 for 1994 for each of Messrs. Friedland, Blanchard and Dumit.

(h) Reflects the excess of the fair market value of securities purchased from the Company in March 1992 over the price paid for such securities.

(i) Reflects (i) the matching contribution under the CommScope Savings Plan in the amount of $2,659 for 1994, (ii) the allocation of $13,280 to Mr.
     Drendel's account under the CommScope Savings Plan for 1994, and (iii) payment by CommScope in 1994 of premiums of $1,215 for term life insurance on behalf of Mr. Drendel.

(j)  Reflects compensation  of Mr.  Blanchard from  January 12,  1994, when  Mr.
     Blanchard joined the Company as an executive officer, through December 31, 1994.

OPTION GRANTS IN FISCAL YEAR 1994

    The following table sets forth further information with respect to grants of stock options during the fiscal year ended December 31, 1994 to the executives listed in the Summary Compensation Table. These grants were made pursuant to the 1993 Long-Term Incentive Plan and are reflected in the Summary Compensation Table. The per share exercise price of each option equals the closing market price per share of the Common Stock on the date of grant. No stock appreciation rights were granted during fiscal year 1994.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                         POTENTIAL REALIZABLE
                                                                                                 VALUE
                                                                                        AT ASSUMED ANNUAL RATES
                                                                                            OF STOCK PRICE
                                                                                             APPRECIATION
                                             INDIVIDUAL GRANTS                              FOR OPTION TERM
                      ----------------------------------------------------------------  -----------------------
                         NUMBER OF
                         SECURITIES     PERCENT OF TOTAL
                         UNDERLYING      OPTIONS GRANTED     EXERCISE
                      OPTIONS GRANTED    TO EMPLOYEES IN      PRICE       EXPIRATION
        NAME                (A)          FISCAL YEAR (B)    ($/SHARE)        DATE         5%($)       10%($)
- --------------------  ----------------  -----------------  ------------  -------------  ----------  -----------
Daniel F. Akerson         150,000(c)             6.2%       $  25.1875     3/23/2004    $2,376,045  $ 6,021,360
Richard S. Friedland      270,000(c)            11.2%          25.1875     3/23/2004     4,276,881   10,838,448
Frank M. Drendel           72,000(c)             3.0%          25.1875     3/23/2004     1,140,502    2,890,253
J.A. Blanchard, III       120,000(c)             5.0%          25.1875     3/23/2004     1,900,836    4,817,088
Thomas A. Dumit            48,000(c)             2.0%          25.1875     3/23/2004       760,334    1,926,835

- --------------------------
(a) Each grant set forth in this table was made in connection with the cancellation of all options granted from October 27, 1993 through February 2, 1994 ("Old Options"). On March 23, 1994, each holder of Old Options was granted an option to purchase the same number of shares of Common Stock that had been subject to his or her Old Option. Old Options were granted on February 2, 1994 at an exercise price of $29.6875, to become exercisable with respect to one-third of the shares on February 2 in each of 1995, 1996 and 1997, and with an expiration date of February 2, 2004, to the following individuals listed in the table: Mr. Akerson, an option to purchase 150,000 shares; Mr. Friedland, an option to purchase 70,000 shares; Mr. Drendel, an option to purchase 72,000 shares; and Mr. Dumit, an option to purchase 48,000 shares. An Old Option to purchase 120,000 shares was granted on January 12, 1994 to Mr. Blanchard at an exercise price of $29.9375, to become exercisable with respect to one-third of the shares on January 12 in each of 1995, 1996 and 1997, and with an expiration date of January 12, 2004. An Old Option to purchase 200,000 shares was granted on October 27, 1993 to Mr. Friedland at an exercise price of $28.875, to become exercisable with respect to one-third of the shares on October 27 in each of 1994, 1995 and 1996. See " -- Option Repricing" and "Compensation Committee Report on Compensation of Executive Officers of the Company -- Option Repricing."

(b) Total options granted to employees in 1994 do not include Old Options granted in 1994 to purchase an aggregate of 1,903,900 shares, but do include the options granted in connection with the cancellation of the Old Options.

(c) The option becomes exercisable with respect to one-third of the shares covered thereby on March 23 in each of 1995, 1996 and 1997.

OPTION EXERCISES AND VALUES FOR FISCAL YEAR 1994

    The following table sets forth as of December 31, 1994, for each of the executives listed in the Summary Compensation Table (i) the total number of shares received upon exercise of options during fiscal 1994, (ii) the value realized upon such exercise, (iii) the total number of unexercised options to purchase Common Stock (exercisable and unexercisable) held and (iv) the value of such options which were in-the-money at December 31, 1994 (based on the difference between the closing price of Common Stock at fiscal year end December 31, 1994 and the exercise price of the option). None of the executive officers holds SARs.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                            SHARES                             OPTIONS AT           IN-THE- MONEY OPTIONS AT
                          ACQUIRED ON      VALUES         FISCAL YEAR-END (#)        FISCAL YEAR-END ($)(A)
                           EXERCISE       REALIZED     --------------------------  --------------------------
          NAME                (#)           ($)        EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
- ------------------------  -----------  --------------  -----------  -------------  -----------  -------------
Daniel F. Akerson             15,000    $     91,875      484,998       450,002     $3,205,819   $ 2,778,556
Richard S. Friedland               0         --             9,000       297,000       127,125      1,680,750
Frank M. Drendel             893,514      24,214,197            0        97,500        --            706,688
J.A. Blanchard, III                0         --                 0       120,000        --            577,500
Thomas A. Dumit                    0         --             7,500        70,500       105,938        548,813

- ------------------------------
(a) Based on the difference between the closing price of $30.00 per share at December 31, 1994, as reported on the New York Stock Exchange Composite Tape, and the exercise price of the option.

OPTION REPRICING
    The following table sets forth certain information with respect to repricing of options from June 1992, when the Company first became a reporting company under the Exchange Act, through the fiscal year ended December 31, 1994, for all executive officers of the Company, including those listed in the Summary Compensation Table. For further information regarding such repricing of options, see "Compensation Committee Report on Compensation of Executive Officers of the Company -- Option Repricing."

                           TEN-YEAR OPTION REPRICING

                                                        NUMBERS OF                                                 LENGTH OF
                                                        SECURITIES    MARKET PRICE      EXERCISE                ORIGINAL OPTION
                                                        UNDERLYING     OF STOCK AT    PRICE AT TIME     NEW     TERM REMAINING
                                                          OPTIONS        TIME OF      OF REPRICING    EXERCISE    AT DATE OF
                                                        REPRICED OR   REPRICING OR    OR AMENDMENT     PRICE     REPRICING OR
                    NAME                        DATE    AMENDED (#)   AMENDMENT ($)        ($)          ($)        AMENDMENT
- ---------------------------------------------  -------  -----------   -------------   -------------   --------  ---------------
Daniel F. Akerson ...........................  3/23/94    150,000       $     25.1875   $     29.6875 $ 25.1875 9 yrs., 10 mos.
 Chairman and Chief Executive Officer
Richard S. Friedland ........................  3/23/94    200,000             25.1875         28.875    25.1875  9 yrs., 7 mos.
 President and Chief Operating Officer         3/23/94     70,000             25.1875         29.6875   25.1875 9 yrs., 10 mos.
Frank M. Drendel ............................  3/23/94     72,000             25.1875         29.6875   25.1875 9 yrs., 10 mos.
 President, CommScope, Inc.
J.A. Blanchard, III .........................  3/23/94    120,000             25.1875         29.9375   25.1875 9 yrs., 10 mos.
 Executive Vice President
Thomas A. Dumit .............................  3/23/94     48,000             25.1875         29.6875   25.1875 9 yrs., 10 mos.
 Vice President, General Counsel and
 Secretary
Paul J. Berzenski ...........................  3/23/94     20,000             25.1875         29.6875   25.1875 9 yrs., 10 mos.
 Vice President and Controller
Charles T. Dickson ..........................  3/23/94     90,000             25.1875         29.875    25.1875 9 yrs., 10 mos.
 Vice President and Chief Financial Officer
Lee R. Keenan ...............................  3/23/94     24,000             25.1875         29.6875   25.1875 9 yrs., 10 mos.
 Vice President -- Human Resources
Ronald A. Ostertag ..........................  3/23/94     72,000             25.1875         29.6875   25.1875 9 yrs., 10 mos.
 Vice President and President, Power
 Semiconductor Division
Richard C. Smith ............................  3/23/94     24,000             25.1875         29.6875   25.1875 9 yrs., 10 mos.
 Vice President -- Taxes, Treasurer and
 Assistant Secretary

                COMPENSATION COMMITTEE REPORT ON COMPENSATION OF
                       EXECUTIVE OFFICERS OF THE COMPANY

    The Compensation Committee of the Board of Directors is comprised entirely of non-employee directors. The Compensation Committee considers and recommends to the Board of Directors the compensation to be paid to the Chief Executive Officer, determines the compensation for all other executive officers, makes decisions regarding grants under the 1993 Long-Term Incentive Plan, administers the Annual Incentive Plan with respect to executive officers, makes recommendations to the Board with respect to the Company's compensation policies, and performs such other duties as the Board may from time to time request.

    The basic objective of the Compensation Committee is to formulate compensation policies and programs intended to attract, retain, and motivate highly qualified key employees, including executive officers. Compensation of executive officers and other key employees, including the Chief Executive Officer, is comprised of three principal elements: (i) stock ownership, (ii) base salary, and (iii) annual bonuses.

STOCK OWNERSHIP

    The Compensation Committee believes that executive officers and other key employees, who are in a position to make a substantial contribution to the long-term success of the Company and to build stockholder value, should have a significant stake in the Company's on-going success. This focuses attention on managing the Company as an owner with an equity position in the business and seeks to align the executive officers' interests with the long-term interests of stockholders. Accordingly, one of the Company's principal methods to motivate executive officers and other key employees has been through a broad and deep stock option program.

    During 1994, the Compensation Committee awarded options to purchase an aggregate of approximately 2.4 million shares of Common Stock to approximately 600 employees (including executive officers named in the Summary Compensation Table). The exercise price of each of these options is the closing market price per share of Common Stock on the date of grant.

    Management recommends to the Compensation Committee those key employees who should be granted options and the number of options to be granted to them. The recommendations are based on a review of each employee's individual performance, position in the Company, long-term potential contribution to the Company and the number of options previously granted to the employee. Neither management nor the Compensation Committee assigned specific weights to these factors, although the executive's position and a subjective evaluation of his performance were considered most important. Generally, the number of options granted to an executive reflects his level of responsibility and position in the Company. In addition, the Compensation Committee granted options to executives in 1994 in connection with their joining the Company, including J.A. Blanchard, III, who was granted an option to purchase 120,000 shares in connection with his election as Executive Vice President. The number of options granted to executives in connection with their joining the Company is based on management's recommendation to the Compensation Committee. Management's recommendations are based on the executive's position and level of responsibility in the Company, long-term potential contribution to the Company, previous experience, amount and nature of any compensation which may be forfeited in connection with the
termination  of  previous  employment  and   a  subjective  evaluation  of   the
appropriate overall compensation to induce the executive to join the Company. Neither management nor the Compensation Committee assigned specific weights to these factors, although the executive's position in the Company and the subjective evaluation of the appropriate overall compensation to induce the executive to join the Company were considered most important. The Company also granted shares of restricted stock under the 1993 Long-Term Incentive Plan in 1994 to one executive in connection with his election as an officer.

    To encourage key employees to remain in the employ of the Company, options generally vest and become exercisable over a three- or four-year period and are not exercisable until one year after the date of grant. It is expected that awards under the 1993 Long-Term Incentive Plan will be made periodically in furtherance of goals described above.

OPTION REPRICING

    On March 23, 1994, the Compensation Committee determined that the options which had been granted from October 27, 1993 through February 2, 1994 at exercise prices ranging from $28.875 to $29.9375 per share would no longer provide sufficient incentives to, or encourage continued service from, key employees as a result of the decline in the market price of the Common Stock due to factors beyond the Company's control. Accordingly, the Committee authorized the "repricing" of those options by authorizing the cancellation of the outstanding options and the grant of the same number of new options at an exercise price of $25.1875 per share, the closing market price per share of Common Stock on the date of grant. Options to purchase 2,303,900 shares held by 621 optionees were repriced. Because option grants generally are made only once each year, the option repricing in March 1994 had no effect on option grants for the remainder of 1994. Repriced options were granted to the following executives listed in the Summary Compensation Table: Daniel F. Akerson, option to purchase 150,000 shares; Richard S. Friedland, option to purchase 270,000 shares; Frank
M. Drendel, option to purchase 72,000 shares; J.A. Blanchard, III, option to purchase 120,000 shares; and Thomas A. Dumit, option to purchase 48,000 shares. The repriced options become exercisable over a three-year period and are not exercisable until the first anniversary of the date of grant, which is later than when the cancelled options would have become exercisable. As a result, the repriced options provide an incentive to the optionees to work to build shareholder value and encourage continued service to the Company.

BASE SALARY

    The Compensation Committee believes that it is important to pay reasonable and competitive salaries. Salaries paid to executive officers are based on the Chief Executive Officer's recommendations to the Compensation Committee, which is responsible for reviewing and approving or disapproving those recommendations. The recommendations and the Compensation Committee's response are based on a review of the same factors reviewed in connection with determining option grants and a review of two surveys of the range of salaries paid for comparable positions at approximately 100 other companies with comparable revenues. (This survey information was provided by independent benefits consulting firms on an aggregate basis, and the Compensation Committee did not study the salaries or compensation practices of any particular company. Any overlap of the companies included in these surveys and those included in the Standard & Poor's Communication Equipment Manufacturers Index used in the graph of cumulative shareholder return included in this Proxy Statement is coincidental.) Neither management nor the Compensation Committee assigned specific weights to these factors, although the executive's position and a subjective evaluation of his performance were considered most important. Generally, an executive's base salary reflects his level of responsibility and position in the Company. Moreover, the Compensation Committee did not target executives' cash compensation (or any element thereof) to any particular level in the group of companies, but rather reviewed the surveys to confirm that executive officers' cash compensation was within the middle of the range of cash compensation paid by companies with comparable revenues.

    In connection with the acquisition of the predecessor to the Company by affiliates of Forstmann Little & Co., the Company generally imposed a two-year moratorium on salary increases for executive officers. After the salary increase moratorium expired in 1993, the Compensation Committee, based on recommendations from the Chief Executive Officer, approved salary increases for 1993 for most executive officers. In addition, Richard S. Friedland received a salary increase in 1993 in connection with his promotion. Following these increases in 1993, four executive officers, including Thomas A. Dumit, received increases in 1994 averaging approximately 4%. In addition, one executive officer received a 12% increase in 1994 in connection with a promotion. These salary increases were based on the Chief

Executive   Officer's   recommendations   and   the   Compensation   Committee's
consideration of the factors discussed above as well as prior salary increases. Mr. Friedland and Frank M. Drendel received no salary increase in 1994.

ANNUAL INCENTIVE BONUS

    In 1993, the Compensation Committee adopted the Annual Incentive Plan, which was approved by stockholders at the 1994 Annual Meeting of Stockholders and was amended by the Compensation Committee in February 1995. The Annual Incentive Plan is intended to provide a means of annually rewarding certain key employees, including the executives listed in the Summary Compensation Table, based on the performance of the Company and its divisions. This approach allows management to focus on key business objectives in the short-term, and to support the long-term performance orientation of stock ownership.

    Under the Annual Incentive Plan, in 1994 management recommended, and the Compensation Committee established, for each officer a bonus target percentage of the officer's salary. That percentage was based on the officer's position in the Company and was the percentage of the officer's salary that would be paid if the performance targets were met. In addition, the Compensation Committee had discretion under the Annual Incentive Plan to phase-in the target percentage by reducing the target percentage by one-third in 1994. Based on its review of the officers whose salaries were increased in 1990 in connection with the termination of the bonus plan and the amount of that increase, the Compensation Committee selected the executive officers whose target percentages were phased-in for 1994. After giving effect to the phase-in, the target award percentage for executive officers for 1994 ranged from 23.3% to 70% for the Chief Executive Officer. All executive officers of the Company participated in the Annual Incentive Plan in 1994.

    Bonuses for officers, other than those employed at an operating division, are a function of the Company's achievement of its earnings per share target (which constitutes 60% of the bonus payment determination) and its consolidated operating income target (which constitutes the remaining 40% of the bonus payment determination). For the presidents of the Company's operating divisions, bonuses are a function of the Company's achievement of its earnings per share target and the division's achievement of its operating income target and may be adjusted to reflect the division's quality performance. The weighting of the financial targets in calculating individual bonus amounts for the division presidents depends upon their division.

    Under the Annual Incentive Plan, if a financial target is exceeded, the portion of the bonus based on that target is increased above the target level, but may not exceed 130% of the target level. In 1994, the Company and each division exceeded their financial targets and, in the case of each division, targets were adjusted to reflect an assessment of its quality performance. As a result, bonuses in excess of the target bonuses were paid to each officer who participated in the Plan.

    The Company is seeking stockholder approval of an amended and restated Annual Incentive Plan, which is more fully described later in this Proxy Statement.

CHIEF EXECUTIVE OFFICER COMPENSATION

    The Compensation Committee reviewed Daniel F. Akerson's salary approximately one year after he was elected Chairman of the Board and Chief Executive Officer in August 1993. Although the Compensation Committee did not assign specific weights to the following factors, the Compensation Committee considered Mr. Akerson's individual performance as well as the Company's financial performance throughout his first year, specifically the Company's significant growth from prior years in orders, sales, operating income and net income. Based on this performance, the Compensation Committee increased Mr. Akerson's salary from $800,000 to $900,000. In accordance with the terms of the Annual Incentive Plan, the Compensation Committee had previously determined that Mr. Akerson's cash bonus for 1994 would be based on a target award percentage of 70%, the same percentage as in 1993, and on a salary of $800,000, which was his salary at the beginning of 1994. Because the Company exceeded its financial targets for 1994, Mr. Akerson's bonus for 1994 equalled 91% of his beginning 1994 salary.

    Based on the factors described above under the caption "Stock Ownership" of this Report, Mr. Akerson was awarded an option to purchase 150,000 shares of Common Stock on February 2, 1994, at an exercise price of $29.6875, the closing market price per share of Common Stock on that date. Based on the factors described under the heading "Option Repricing" of this Report, as of March 23, 1994, that option was "repriced" by canceling the option granted in February 1994 and granting an option to purchase 150,000 shares at an exercise price of $25.1875, the closing market price on March 23, 1994.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

    Section  162(m)  of  the Internal  Revenue  Code  of 1986,  as  amended (the
"Internal Revenue Code"), which was enacted in 1993, generally disallows a federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the Company on the last day of the taxable year. Section 162(m), however, does not disallow a federal income tax deduction for qualified "performance-based compensation," the material terms of which are disclosed to and approved by stockholders.

    The Compensation Committee has considered the tax deductibility of compensation awarded under the 1993 Long-Term Incentive Plan and the Annual Incentive Plan in light of Section 162(m). The Company structured the stock option and stock appreciation rights portions of the 1993 Long-Term Incentive Plan with the intention that the compensation resulting from that plan would be qualified "performance-based compensation" and would be deductible. No executive officer's cash compensation which was deductible by the Company in 1994 exceeded $1 million and only the Chief Executive Officer's cash compensation which may be deductible by the Company in 1995 (without giving effect to Section 162(m)) is expected to exceed $1 million. Accordingly, the Company structured the annual cash bonus paid to the Chief Executive Officer in 1995 with the intention that it would be qualified "performance-based" compensation and would be deductible. To qualify with respect to bonus payments beginning in 1996, the Company is seeking stockholder approval of the Annual Incentive Plan, as amended and restated in February 1995.

    Respectfully submitted,

                             COMPENSATION COMMITTEE

  Nicholas C. Forstmann     Morton H. Meyerson          Robert S. Strauss

PERFORMANCE GRAPH

    The following graph compares the cumulative total return on $100 invested on June 30, 1992 in each of Common Stock of the Company, Standard & Poor's 500 Index and Standard & Poor's Communication Equipment Manufacturers Index. The return of the Standard & Poor's indices is calculated assuming reinvestment of dividends. The Company has not paid any dividends. The graph covers a period commencing June 1992, when the Company's Common Stock was first publicly traded. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                  COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
               GENERAL INSTRUMENT CORPORATION, S&P 500 INDEX AND
                S&P COMMUNICATION EQUIPMENT MANUFACTURERS INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              GIC      S&P 500     CEMI
6/30/92          100        100        100
12/31/92         177        108        128
6/30/93          271        114        106
12/31/93         393        119        123
6/30/94          397        115        100
12/31/94         417        121        140

EMPLOYMENT ARRANGEMENTS

    In November 1988, Frank M. Drendel entered into an employment agreement with GI Delaware and CommScope, providing for his employment as President and Chief Executive Officer of CommScope for an initial term ending on November 28, 1991. The agreement provides for a minimum salary, which is less than Mr. Drendel's current salary, and provides that Mr. Drendel will participate, on a substantially similar basis as the presidents of the other broadband divisions of the Company, in any management incentive compensation plan for executive officers that the Company maintains. Commencing on November 29, 1989 (subject to early termination by reason of death or disability or for cause), the agreement extends automatically so that the remaining term is always two years, unless either party gives notice of termination, in which case the agreement will terminate two years from the date of such notice. As of the date of this Proxy Statement, neither party has given notice of termination. Pursuant to the agreement, Mr. Drendel is eligible to participate in all benefit plans available to CommScope senior executives. The agreement prohibits Mr. Drendel, for a period of five years following the term of the agreement, from engaging in any business in competition with the business of CommScope or the other broadband communications businesses of GI Delaware, in any country where CommScope or GI Delaware's other broadband communications divisions then conduct business.

    The Company currently does not have a formal severance policy for executive officers. In October 1993, the Compensation Committee delegated to the Chief Executive Officer the authority to determine severance, on a case-by-case basis, for eligible corporate officers within specified guidelines. These guidelines are as follows: (i) base salary continuation for up to twelve months; (ii) payment of a prorated portion of his target bonus for the year in which the officer is terminated (based on the number of days of employment for that year); and (iii) continuation of medical, dental and life insurance until the earlier of the end of the period of base salary continuation or the individual's eligibility for coverage under another employer's plan. The Chief Executive
Officer will, on a case-by-case basis, determine whether terminated officers should receive severance and, if so, will determine, within the guidelines set forth above, severance packages based on his subjective assessment of various factors, including the officer's contribution to the Company, years of service and prior compensation from the Company.

    Except for the General Instrument Corporation Pension Plan for Salaried and Hourly Paid Non-Union Employees (the "GI Pension Plan"), the General Instrument Corporation Supplemental Executive Retirement Plan (the "GI SERP") and the CommScope, Inc. Supplemental Executive Retirement Plan (the "CommScope SERP") described below, the Savings Plan, the CommScope Savings Plan, the 1993 Long-Term Incentive Plan, and the Annual Incentive Plan, and as described above, there are no compensatory plans or arrangements with respect to any of the executive officers named in the Summary Compensation Table which are triggered by, or result from, the resignation, retirement or any other termination of such executive's employment, a change-in-control of the Company or a change in such executive's responsibilities following a change-in-control.

GI PENSION PLAN AND GI SERP

    The following table shows, as of December 31, 1994, estimated aggregate annual benefits payable upon retirement at age 65 under the GI Pension Plan and the GI SERP.

                               PENSION PLAN TABLE

                                                                             ESTIMATED ANNUAL BENEFITS
                                                                               UPON RETIREMENT, WITH
AVERAGE ANNUAL BASIC REMUNERATION                                            YEARS OF SERVICE INDICATED
DURING SIXTY CONSECUTIVE CALENDAR                                   --------------------------------------------
MONTHS PRIOR TO RETIREMENT                                          15 YEARS   20 YEARS   25 YEARS    30 YEARS
- ------------------------------------------------------------------  ---------  ---------  ---------  -----------
$125,000..........................................................  $  26,302  $  35,069  $  43,836  $    52,603
 150,000..........................................................     31,927     42,569     53,211       63,853
 175,000..........................................................     37,552     50,069     62,586       75,103
 200,000..........................................................     43,177     57,569     71,961       86,353
 225,000..........................................................     48,802     65,069     81,336       97,603
 242,280..........................................................     52,690     70,253     87,816      105,379
 250,000..........................................................     52,690     70,253     87,816      105,379
 300,000..........................................................     52,690     70,253     87,816      105,379

    The compensation  covered  by  the  GI  Pension Plan  and  the  GI  SERP  is substantially that described under the "Salary" column of the Summary Compensation Table. However, pursuant to Section 401(a)(17) of the Internal
Revenue Code, the maximum amount of compensation that can be considered in computing benefits under the GI Pension Plan for 1994 was $150,000. Under the GI SERP, compensation for 1994 in excess of $150,000, but not exceeding $242,280, is considered in computing benefits. Accordingly, the total compensation covered by the GI Pension Plan and the GI SERP for the calendar year 1994 for each of Messrs. Akerson, Friedland, Blanchard and Dumit was $242,280. Credited years of service under both the GI Pension Plan and the GI SERP as of December 31, 1994 are as follows: Messrs. Akerson (1 year), Friedland (16 years), and Dumit (3 years). As of December 31, 1994, Mr. Blanchard had not completed one year of eligible service with the Company for purposes of the GI Pension Plan and the GI SERP. Mr. Drendel does not participate in the GI Pension Plan or the GI SERP because he is an employee of CommScope. Estimated benefits set forth in the Pension Plan Table were calculated on the basis of a single life annuity and Social Security covered compensation as in effect during 1994. Such estimated benefits are not subject to any deduction for Social Security or other offset amounts.

COMMSCOPE SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

    CommScope maintains the CommScope SERP for the benefit of certain executives of CommScope and its subsidiaries. The CommScope SERP provides for the payment of a monthly retirement (or early retirement) benefit to participants who retire from CommScope on or after age 65 (or, for early retirement benefits, on or after age 55 with 10 years of service). Frank M. Drendel is the only executive named in the Summary Compensation Table who participates in the CommScope SERP. Mr. Drendel, as well as all other individuals who were participants in the CommScope SERP on August 22, 1990, is fully vested in his benefits under the CommScope SERP and, thus, could retire prior to attaining age 65 (or age 55 in the case of early retirement) and receive a deferred benefit.

    The monthly benefits provided under the CommScope SERP are payable over 15 years and are equal to one-twelfth of a specified percentage, which does not exceed 50%, of the participant's highest consecutive 12 months earnings during the participant's final 60 months of employment. Early retirement benefits are subject to actuarial reductions. Based on compensation earned for the calendar year which ended December 31, 1994, the estimated annual benefit payable to Mr. Drendel on or after attaining age 65 is $132,936.

                        OTHER RELATED PARTY TRANSACTIONS

    CommScope, from time to time, leases aircraft from FMD Autocar Ltd. ("FMD"), a corporation that is wholly owned by Frank M. Drendel. In 1994, CommScope made lease payments to FMD for aircraft rentals in the amount of $50,484.

    An affiliate of Forstmann Little & Co. provides aircraft maintenance services to the Company and charged the Company $2,137,000 in 1994 for those services.

    The Company believes that the terms of these transactions were no less favorable to CommScope and the Company, as the case may be, than the terms which could be obtained from an unrelated third party.

                    APPROVAL OF AMENDMENT TO THE AMENDED AND
               RESTATED CERTIFICATE OF INCORPORATION TO INCREASE
                THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

    The Board of Directors has approved and recommends that the stockholders of the Company approve an amendment to the Certificate of Incorporation to increase the number of shares of Common Stock that the Company has the authority to issue from 175,000,000 to 400,000,000.

    Pursuant to Article FOURTH of the Certificate of Incorporation, the Company's authorized capital stock currently consists of (i) 20,000,000 shares of preferred stock, par value $.01 per share ("Preferred Stock"), and (ii) 175,000,000 shares of Common Stock. As of March 1, 1994, the Company had shares  of  Common  Stock  and  no shares  of  Preferred  Stock  outstanding. In
addition, as of the same date approximately         shares of common stock  were
reserved  for issuance  as follows: approximately            shares reserved for
issuance under the 1993 Long-Term Incentive Plan and other stock option plans and agreements; and 21,052,632 shares reserved for issuance upon conversion of the Company's 5% Convertible Junior Subordinates Notes due 2000. Accordingly, as
of March 1, 1995, an aggregate of        shares of Common Stock were outstanding
or reserved for issuance, and there  remained an aggregate of         shares  of
Common Stock available for issuance.

    The Board of Directors believes that it is in the best interests of the Company and its stockholders to increase the number of authorized shares of Common Stock. The additional authorized shares of Common Stock would be available for issuance at such times and for such purposes as the Board of Directors may deem advisable without further action by the Company's stockholders, except as may be required by applicable laws or regulations or by the rules of The New York Stock Exchange, Inc. or any other stock exchange on which the Company's stock is traded at the time of issuance. This flexibility will enhance the Company's ability to issue shares to meet a variety of business needs as they may arise, including stock dividends, stock splits, retirement of indebtedness, employee benefit programs, corporate business combinations, acquisitions of property, or other corporate purposes. Although the Board may periodically consider transactions such as those listed above, it currently has no agreements, commitments or definitive plans to issue additional shares of Common Stock, other than shares currently reserved for issuance.

    Because the holders of Common Stock do not have preemptive rights, the issuance of Common Stock otherwise than on a pro-rata basis to all current stockholders could reduce the current holders' proportionate interests. While the issuance of shares in certain instances may have the effect of making a takeover of, or other acquisition transaction involving, the Company more difficult or costly, the Board does not intend or view the increase in authorized Common Stock as an anti-takeover measure, nor is the Company aware of any proposed or pending transaction of this type.

    If the proposed amendment to the Certificate of Incorporation is approved, the first paragraph of Article FOURTH of the Certificate of Incorporation will be amended in its entirety to read as follows:

    "FOURTH: The aggregate number of shares of all classes of capital stock which the Corporation shall have the authority to issue is (i) 400,000,000 shares of Common Stock, par value $.01 per share ("Common Stock"), and (ii) 20,000,000 shares of preferred stock, par value $.01 per share ("Preferred Stock")."

    The approval of the proposed amendment to the Certificate of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. As soon as practicable after such affirmative vote has been taken and certified, the amendment to the Certificate of Incorporation will be filed with the Secretary of State of Delaware. PROXIES WILL BE VOTED FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION UNLESS OTHERWISE SPECIFIED IN THE PROXY.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

                   APPROVAL OF GENERAL INSTRUMENT CORPORATION
                             ANNUAL INCENTIVE PLAN

    The Annual Incentive Plan was approved by the Compensation Committee on April 28, 1993. The Plan was amended on March 7, 1994 in a manner designed to qualify the compensation payable to the Chief Executive Officer ("CEO") under the Annual Incentive Plan as "performance-based compensation" eligible for exclusion from the tax deduction limitation of Section 162(m) of the Code and was approved by stockholders at the 1994 Annual Meeting of Stockholders.

    At the 1995 Annual Meeting, stockholders will be asked to consider and vote on a proposal to approve the Annual Incentive Plan, as further amended and restated by the Compensation Committee in February 1995.

PROPOSED AMENDMENT

    The Compensation Committee approved, subject to the approval of the stockholders at the 1995 Annual Meeting, an amendments to the Annual Incentive Plan to eliminate the provision that no awards are earned if the Company's earnings per share for a performance period are less than the earnings per share for the immediately preceding performance period.

    One of the Company's principal methods to attract, motivate, reward and retain key employees is to give these employees an opportunity to earn awards under the Annual Incentive Plan. The Compensation Committee believes that its ability to set meaningful goals under the Annual Incentive Plan in order to properly motivate and reward these employees could be constrained by the present requirement that no awards may be earned if the Company's earnings per share for a performance period are less than the earnings per share for the immediately preceding performance period. The Compensation Committee believes that this requirement does not allow it the flexibility to take into account all of the factors which may affect earnings per share but which are not wholly within the Company's control (such as the Company's taxpayer status and non-operating decreases or increases in income) and, therefore, do not properly reflect employee performance in any given year. The commitment and dedication of its employees is critical to the Company's success in every year, irrespective of the amount of earnings per share the Company may have generated in the previous year.

    To continue to qualify for the exclusion from the tax deduction limitation of Section 162(m) of the Code, the Company is disclosing to stockholders the material terms of the performance goals under the amended and restated Annual Incentive Plan and is seeking their approval. Based on current compensation levels, only the Chief Executive Officer's cash compensation which may be deductible by the Company in 1996 (without giving effect to Section 162(m)) is expected to exceed $1 million. The approval by stockholders, and certification by the Compensation Committee that the performance goals and other material terms were in fact satisfied, will be a condition to the payment of compensation to the CEO pursuant to the Annual Incentive Plan for the 1995 performance period and thereafter.

    The material terms of the amended and restated Annual Incentive Plan are summarized below.

ELIGIBILITY

    The Annual Incentive Plan provides that the CEO will participate in every performance period (which is generally the fiscal year of the Company). The Compensation Committee selects the other officers and the CEO selects the other key employees who will participate in the Annual Incentive Plan for any performance period. Only those key employees who have a significant impact on the current and future success of the Company may participate. Any of the Company's approximately 12,300 employees is eligible to participate in the Annual Incentive Plan.

PURPOSE

    The purpose of the Annual Incentive Plan is to enhance the Company's ability to attract, motivate, reward and retain key employees, to strengthen their commitment to the success of the Company and to align their interests with those of the Company's stockholders by providing additional compensation to designated key employees of the Company based on the achievement of performance objectives. To this end, the Annual Incentive Plan provides a means of annually rewarding participants primarily based on the performance of the Company and its divisions and secondarily, and only in the case of employees (other than officers) at an operating division, based on the achievement of personal objectives.

ADMINISTRATION

    The Annual Incentive Plan will be administered by the Compensation Committee with respect to officers (including the CEO) who participate in the Annual Incentive Plan and by the CEO with respect to all other participants. The Compensation Committee or the CEO, as the case may be, has full authority to establish the rules and regulations relating to the Annual Incentive Plan, to interpret the Annual Incentive Plan and those rules and regulations, to select participants in the Annual Incentive Plan, to determine each Participant's target award percentage, to approve all the awards, to decide the facts in any case arising under the Annual Incentive Plan and to make all other determinations and to take all other actions necessary or appropriate for the proper administration of the Plan, including the delegation of such authority or power, where appropriate. Only the Compensation Committee, however, has authority to amend or terminate the Annual Incentive Plan.

DETERMINATION OF AWARDS

    GENERAL. Awards under the Annual Incentive Plan for any performance period payable to the CEO and the other participants who are not employed at an operating division are generally based upon the Company's achievement of its earnings per share target and its consolidated operating income target. Awards for any participant employed at an operating division are based on the Company's achievement of its earnings per share target and the operating division's achievement of its operating income target and are subject to adjustment to reflect the division's quality performance. Awards for participants, other than the CEO and the other officers of the Company, are subject to adjustment based on the participant's achievement of personal performance goals.

    The Compensation Committee establishes the Company's earnings per share and consolidated operating income targets and each division's operating income targets for each performance period by adopting, for purposes of the Annual Incentive Plan, the Company's or another business plan for that period.

    In addition, each participant is assigned a target award percentage, which is the percentage of the participant's base salary that would be awarded if the percentage achievement of each financial target is 100%. Participants who are eligible for an adjustment of their bonus based on the achievement of personal performance goals are also assigned performance targets.

    The portion of an award based on any financial target is only earned if the Company or the operating division, as the case may be, achieves at least 90% of that target. If actual performance exceeds the financial target, the portion of the award based on that target will increase proportionately to a maximum of 130%, but in no event may any participant receive more than 150% of his individual target.

    Without the further approval of stockholders, the CEO's award under the Annual Incentive Plan will not exceed $1.25 million for any performance period. The Compensation Committee may not increase the CEO's award for any performance period above that determined under the terms of the Annual Incentive Plan, but may reduce the bonus payable for any performance period. Prior to the payment of the CEO's award, the Compensation Committee must certify in writing the amount of the award.

CHANGES TO THE TARGET

    The Compensation Committee, with respect to officers who are participants, and the CEO, with respect to all other participants, may at any time prior to the final determination of awards change the target award percentage of any participant (other than the CEO) or assign a different target award percentage to a participant (other than the CEO) to reflect any change in the participant's responsibility level or position during the course of the performance period. The Compensation Committee, with respect to officers who are participants, and the CEO, with respect to all other participants, may at any time prior to the final determination of awards change the performance measures or targets to reflect any change in corporate capitalization, such as a stock split or stock dividend, or a corporate transaction such as a merger, consolidation, separation, reorganization or partial or complete liquidation.

CHANGE OF CONTROL

    If a change of control of the Company occurs, the Company must pay to each participant in the Annual Incentive Plan immediately prior to the change of control (regardless of whether the participant remains employed after the change of control) an award which is calculated assuming that all performance percentages are 100 percent. The award will be prorated to the date of the change of control based on the number of days that have elapsed during the performance period through the date of the change of control.

LIMITATION ON RIGHTS TO PAYMENT OF AWARDS

    Except in connection with a change of control, in order to receive payment of an award, the participant must remain in the employ of the Company through the payment date of the award. However, if the participant has active service with the Company for at least three months during any performance period, but, prior to payment of the award for such performance period, the participant's employment with the Company terminates due to the participant's death, disability or retirement, the participant (or, in the event of the participant's death, the participant's estate, beneficiary or beneficiaries) will remain eligible to receive a prorated portion of any earned award, based on the number of days that the participant was actively employed and performed services during the performance period.

AMENDMENT AND TERMINATION

    The Compensation Committee may at any time amend (in whole or in part) the Annual Incentive Plan unless the amendment adversely affects any participant's rights to or interest in an award earned prior to the date of the amendment, in which case the amendment will not be effective without the participant's consent. Amendments do not require stockholder approval and could have the effect of increasing the amount of awards to participants.

    The Compensation Committee may terminate the Annual Incentive Plan (in whole or in part) at any time.

NON-TRANSFERABILITY

    Except in connection with the death of a participant, a participant's right and interest under the Annual Incentive Plan may not be assigned or transferred. Any attempted assignment or transfer will be null and void and will extinguish, in the Company's sole discretion, the Company's obligation under the Annual Incentive Plan to pay awards with respect to the participant.

UNFUNDED STATUS

    The Plan will be unfunded. The Company will not be required to establish any special or separate fund, or to make any other segregation of assets, to assure payment of Awards.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The amount of an award under the Annual Incentive Plan generally will be includible in income by the recipient and deductible by the Company (subject to any deduction limitation under Section 162(m) of the Internal Revenue Code). The Company has structured the annual cash bonus to the Chief Executive Officer pursuant to the Annual Incentive Plan with the intention that compensation resulting therefrom (other than in connection with a change of control of the Company) would be qualified "performance-based compensation" under Section 162(m) and would be deductible. To qualify, the Company is seeking stockholder approval of the amended and restated Annual Incentive Plan.

    Under certain circumstances, the payment of an award under the Annual Incentive Plan in connection with a change of control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Internal Revenue Code. To the extent it is so considered, the participant may be subject to a 20% excise tax and the Company may be denied a tax deduction.

    THE APPROVAL OF THE ANNUAL INCENTIVE PLAN REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR BY PROXY AND ENTITLED TO VOTE THEREON. PROXIES WILL BE VOTED FOR APPROVAL OF THE ANNUAL INCENTIVE PLAN UNLESS OTHERWISE SPECIFIED IN THE PROXY. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ANNUAL INCENTIVE PLAN.

                  AWARDS MADE UNDER THE ANNUAL INCENTIVE PLAN

    Future awards under the Annual Incentive Plan are not determinable because they depend upon certain unknown factors, including the extent to which the performance targets for any performance period are achieved. The following table sets forth information concerning the amounts that were paid in 1995 pursuant to the Annual Incentive Plan for the 1994 performance period.

                               NEW PLAN BENEFITS

                                                                                  1994 AWARDS
                                                                                 UNDER ANNUAL
                                                                                   INCENTIVE
     NAME AND POSITION                                                             PLAN ($)
     --------------------------------------------------------------------------  -------------
     Daniel F. Akerson ........................................................    $   728,000
      Chairman of the Board of Directors and Chief Executive Officer
     Richard S. Friedland .....................................................        327,600
      President and Chief Operating Officer and
      Director of the Company
     Frank M. Drendel .........................................................        163,757
      Chairman, President and Chief Executive Officer of CommScope and Director
      of the Company
     J.A. Blanchard, III ......................................................        206,139
      Executive Vice President
     Thomas A. Dumit ..........................................................        134,753
      Vice President, General Counsel and Secretary
     All current executive officers as a group                                       2,045,164
      (includes 11 persons, including those named above) ......................
     All employees (other than current executive officers)                           6,649,712
      as a group (362 persons) ................................................

                         INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors has appointed Deloitte & Touche LLP, as independent auditors for its fiscal year ending December 31, 1995, upon the recommendation of its Audit Committee. Deloitte & Touche LLP has served as auditors for the Company since September 1990. A representative of Deloitte & Touche LLP will be in attendance at the 1995 Annual Meeting with the opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions.

                            EXPENSES OF SOLICITATION

    The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, some of the officers, directors and regular employees of the Company and its subsidiaries, none of whom will receive additional compensation therefor, may solicit proxies in person or by telephone, telegraph or other means. Solicitation will also be made by employees of Morrow & Co., Inc., which firm will be paid a fee of $4,500, plus expenses. As is customary, the Company will, upon request, reimburse brokerage firms, banks, trustees, nominees and other persons for their out-of-pocket expenses in forwarding proxy materials to their principals.

                       STOCKHOLDER PROPOSALS FOR THE 1996
                         ANNUAL MEETING OF STOCKHOLDERS

    Stockholders may present proposals which may be proper subjects for inclusion in the proxy statement and for consideration at an Annual Meeting. To be considered, proposals must be submitted on a timely basis. Proposals for the 1996 Annual Meeting must be received by the Company no later than November , 1995. Proposals, as well as any questions related thereto, should be submitted in writing to the Secretary of the Company. Proposals may be included in the proxy statement for the 1996 Annual Meeting if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                                 OTHER MATTERS

    The Company knows of no other matter to be brought before the 1995 Annual Meeting. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote the same with respect to any such matter in accordance with their best judgment.

    The Company will furnish, without charge, to each person whose proxy is being solicited, upon written request, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 1994, as filed with the Securities and Exchange Commission (excluding exhibits). Copies of any exhibits thereto also will be furnished upon the payment of a reasonable duplicating charge. Requests in writing for copies of any such materials should be directed to Mr. Thomas A. Dumit, Secretary, General Instrument Corporation, 181 West Madison Street, Chicago, Illinois 60602.

                                          By order of the Board of Directors,
                                          THOMAS A. DUMIT
                                          Secretary

Chicago, Illinois
March   , 1995

                         GENERAL INSTRUMENT CORPORATION
                             ANNUAL INCENTIVE PLAN

    1. PURPOSE

    The purpose of the Annual Incentive Plan is to enhance General Instrument Corporation's ability to attract, motivate, reward and retain key employees, to strengthen their commitment to the success of the Company and to align their interests with those of the Company's stockholders by providing additional compensation to designated key employees of the Company based on the achievement of performance objectives. To this end, the Annual Incentive Plan provides a means of annually rewarding participants primarily based on the performance of the Company and its divisions and secondarily based on the achievement of personal performance objectives. The adoption of this Plan as it relates to the CEO is subject to the approval of the stockholders of the Company.

    2. DEFINITIONS

    (a) "Adjusted Operating Income", for any Performance Period, shall mean the Business Unit's operating income as reflected in its final consolidated financial statements for such Performance Period.

    (b) "Award" shall mean the incentive award earned by a Participant under the Plan for any Performance Period.

    (c) "Base Salary" shall mean the Participant's annual base salary, based on the Company's Form 1153. Annual base salary does not include Awards under the Plan, long-term incentive awards, imputed income from such programs as executive life insurance or nonrecurring earnings such as moving expenses and is based on salary earnings before reductions for such items as contributions under Section 401(k) of the Internal Revenue Code of 1986, as amended, and deferred compensation arrangements.

    (d) "Beneficial Owner", "Beneficially Owned" and "Beneficially Owning" shall have the meanings applicable under Rule 13d-3 promulgated under the 1934 Act.

    (e) "Board" shall mean the Board of Directors of the Company.

    (f) "Business Plan", for any Performance Period, shall mean the Business Unit's final business plan for such Performance Period, submitted to and approved by the CEO, or such other business plan as may be established by the Committee.

    (g) "Business Plan Operating Income", for any Performance Period, shall mean the Business Unit's operating income as reflected in the Business Plan for such Performance Period.

    (h) "Business Unit" shall mean either the Company or a Division, as applicable. For Participants employed at Corporate Division, the Company shall be the Business Unit.

    (i) "CEO" shall mean the Chief Executive Officer of the Company.

    (j)  "Change of Control" shall mean any of the following:

        (i) the acquisition by any Person, other than Instrument Partners or Forstmann Little & Co. Subordinated Debt and Equity Management Buyout
    Partnership-IV or any of their affiliates (collectively, the "Forstmann Little Companies") of Beneficial Ownership of Voting Securities which, when added to the Voting Securities then Beneficially Owned by such Person, would result in such Person Beneficially Owning (A) 33% or more of the combined Voting Power of the Company's then outstanding Voting Securities and (B) a number of Voting Securities greater than the aggregate number of Voting Securities then Beneficially Owned by the Forstmann Little Companies; PROVIDED, HOWEVER, that for purposes of this paragraph (i), a Person shall not be deemed to have made an acquisition of Voting Securities if such
    Person: (1) acquires Voting Securities as a result of a stock split, stock dividend or other corporate restructuring in which all stockholders of the class of such Voting Securities are treated on a pro rata basis; (2) acquires the

    Voting Securities directly from the Company; (3) becomes the Beneficial Owner of 33% or more of the combined Voting Power of the Company's then outstanding Voting Securities solely as a result of the acquisition of Voting Securities by the Company or any Subsidiary which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by such Person, provided that if (x) a Person would own at least such percentage as a result of the acquisition by the Company or any Subsidiary and (y) after such acquisition by the Company or any Subsidiary, such Person acquires Voting Securities, then an acquisition of Voting Securities shall have occurred; (4) is the Company or any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Controlled Entity"); or (5) acquires Voting Securities in connection with a "Non-Control Transaction" (as defined in paragraph (iii) below); or

        (ii) the individuals who, as of the Effective Date, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; PROVIDED, HOWEVER, that if either the election of any new director or the nomination for election of any new director by the Company's stockholders was approved by a vote of at least two-thirds of the Incumbent Board prior to such election or nomination, such new director shall be considered as a member of the Incumbent Board; PROVIDED FURTHER, HOWEVER, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

       (iii) approval by stockholders of the Company of:

           (A) a merger, consolidation or reorganization involving the Company (a "Business Combination"), unless

               (1) the stockholders of the Company, immediately before the Business Combination, own, directly or indirectly immediately following the Business Combination, at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from the Business Combination (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before the Business Combination, and

               (2) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for the Business Combination constitute at least a majority of the members of the Board of Directors of the Surviving Corporation, and

               (3) no Person (other than the Company or any Controlled Entity, a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Controlled Entity, or any Person who, immediately prior to the Business Combination, had Beneficial Ownership of 33% or more of the then outstanding Voting Securities) has Beneficial Ownership of 33% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities (a Business Combination satisfying the conditions of causes (1), (2) and (3) of this subparagraph (A) shall be referred to as a "Non-Control Transaction");

           (B) a complete liquidation or dissolution of the Company; or

           (C) the sale or other disposition of all or substantially all of the assets of the Company (other than a transfer to a Controlled Entity).

        Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because 33% or more of the then outstanding Voting Securities is Beneficially Owned by (x) a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company or any Controlled Entity or (y) any corporation which, immediately prior to its acquisition of such interest, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

    (k) "Committee" shall mean the Compensation Committee of the Board.

    (l) "Company" shall mean General Instrument Corporation, its successors and assigns.

    (m) "Corporate Division" shall mean the corporate staff, which includes all employees not otherwise assigned to a Division.

    (n) "Disability" shall mean permanent disability, as provided in the Company's long-term disability plan.

    (o) "Division" shall mean the G.I. Communications, CommScope and Power Semiconductor divisions of the Company, or as may otherwise be designated in the Business Plan.

    (p) "Earnings Per Share", for any Performance Period, shall mean the income per share of the Company's common stock on a fully diluted basis, before extraordinary items, effects of changes in accounting principles and other similar adjustments, as reflected in the Company's final consolidated financial statements for such Performance Period.

    (q) "Effective Date" shall mean the date that the Plan is adopted by the Board.

    (r) "Employee" shall mean any person (including an officer) employed by the Company or any of its subsidiaries in a management position on a full-time salaried basis.

    (s) "EPS Target", for any Performance Period, shall mean the Earnings Per Share goal for such Performance Period, as established by the Committee.

    (t) "Financial Target Award Earned", for any Performance Period, shall  mean
(i) for Participants at Corporate Division, the percentage based on the achievement of financial performance targets and (ii) for Participants employed by any Division, such percentage as adjusted by the Quality Performance Adjustment, if any, as determined in accordance with the formula set forth in
Section 5 of the Plan.

    (u) "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

    (v) "Participant", for any Performance Period, shall mean an Employee selected to participate in the Plan for such Performance Period.

    (w) "Performance Period" shall mean the fiscal year of the Company or any other period designated by the Committee with respect to which an Award is earned.

    (x) "Person" shall mean a person within the meaning of Sections 13(d) and 14(d) of the 1934 Act.

    (y) "Personal Performance Percentage", with respect to Participants (other than the Presidents of the Divisions or other officers of the Company) for any Performance Period, shall mean the percentage based on the achievement of personal performance goals, as determined in accordance with Section 5(c) of the Plan.

    (z) "Plan" shall mean this General Instrument Corporation Annual Incentive Plan, as from time to time amended and in effect.

    (aa) "Quality Performance Adjustment", for any Participant employed by a Division for any Performance Period, shall mean the percentage based on such Division's quality performance, as determined in accordance with Section 5(b) of the Plan.

    (bb) "Retirement" shall mean retirement at or after age 65 or early retirement with the prior written approval of the Company.

    (cc) "Subsidiary" shall mean a corporation as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, with the Company being treated as the employer corporation for purposes of this definition.

    (dd) "Target Award Percentage" for any Participant with respect to any Performance Period, shall mean the percentage of the Participant's Base Salary that the Participant would earn as an Award for that Performance Period if each of the Financial Target Award Earned and Personal Performance Percentage (if applicable) for that Performance Period is 100%, and shall be determined by the Committee with respect to officers who are Participants and the CEO with respect to all other Participants, based on the Participant's responsibility level or the position or positions held during the Performance Period; PROVIDED, HOWEVER, that if any Participant held more than one position during the Performance Period, then the Committee or CEO, as applicable, may designate different Target Award Percentages with respect to each position and the Award will be pro-rated to reflect the number of days during which such Participant had each Target Award Percentage.

    (ee) "Voting Power" shall mean the combined voting power of the then outstanding Voting Securities.

    (ff)  "Voting Securities"  shall mean,  with respect  to the  Company or any
Subsidiary, any securities issued by the Company or such Subsidiary, respectively, which generally entitle the holder thereof to vote for the election of directors of the Company or such Subsidiary, respectively.

    3. ELIGIBILITY

    Participation in the Plan for a Performance Period shall be limited to those key Employees who, because of their significant impact on the current and future success of the Company, the Committee or CEO selects, in accordance with Section 5 of this Plan, to participate in the Plan for that Performance Period. Notwithstanding the foregoing, the CEO shall participate in the Plan in every Performance Period. The Committee is authorized to reduce the amount of the Award payable to the CEO for any Performance Period.

    To be eligible to participate in the Plan in any Performance Period an Employee shall have had at least three months active tenure during such Performance Period and be actively employed by the Company on the Award payment date. The Committee or CEO may approve, in accordance with Sections 7 and 8 of this Plan, exceptions for special circumstances.

    Employees shall participate in only one annual cash or sales incentive plan for any specific period in time. For example, an individual may not participate in both the Plan and a Division's sales incentive plan at the same time. An individual may participate in two plans sequentially during any Performance Period because of promotion or reassignment, provided that participation in each such plan is pro-rated based on the number of days he or she participated in each plan.

    If an Employee becomes a Participant during a Performance Period, such Participant's Award will be pro-rated based on the number of days that he or she is a Participant, unless, with respect to Employees other than the CEO, the Committee otherwise determines.

    4. ADMINISTRATION

    The administration of the Plan shall be consistent with the purpose and the terms of the Plan. The Plan shall be administered by the Committee with respect to officers who are Participants and by the CEO with respect to all other Participants. Each member of the Committee shall be an "outside director" within the meaning of Treasury Regulations proposed under Section 162(m) of the Internal Revenue Code of 1986, as amended. The Committee and the CEO, as the case may be, shall have full authority to establish the rules and regulations relating to the Plan, to interpret the Plan and those rules and regulations, to select Participants in the Plan, to determine each Participant's Target Award Percentage, to approve all the Awards, to decide the facts in any case arising under the Plan and to make all other determinations and to take all other actions necessary or appropriate for the proper administration of the Plan, including the delegation of such authority or power, where appropriate; PROVIDED, HOWEVER, that only the Committee shall have authority to amend or terminate the Plan and the Committee shall not be authorized to increase the amount of the Award payable to the CEO that would otherwise be payable pursuant to the terms of the Plan. The Committee's and the CEO's administration of the Plan, including all such rules and regulations, interpretations, selections, determinations, approvals, decisions, delegations, amendments, terminations and other actions, shall be final and binding on the Company, the Subsidiaries, their respective stockholders and all employees of the Company and the Subsidiaries, including the Participants and their respective beneficiaries.

    5. DETERMINATION OF AWARDS

    Prior to, or as soon as practicable following, the commencement of each Performance Period, the Committee with respect to officers and the CEO with respect to all other Employees shall determine the Employees who shall be Participants during that Performance Period and determine each Participant's Target Award Percentage. The Company shall prepare schedules, which will be treated as part of the Plan for that Performance Period, setting forth (x) the Participants during that Performance Period, (y) each Participant's Target Award Percentage for that Performance Period and (z) the financial targets for that Performance Period (which shall be established within 90 days after the commencement of such Performance Period). The Company shall notify each Participant of his or her Target Award Percentage and the applicable financial targets for the Performance Period. Notwithstanding the foregoing, the CEO shall participate in the Plan for every Performance Period in accordance with Section 3 hereof and the Committee shall establish the Target Award Percentage of the CEO within 90 days after the commencement of the relevant Performance Period.

    Generally, a Participant earns  an Award for a  Performance Period based  on
(i) the Company's and his or her Business Unit's achievement of financial targets, (ii) in the case of Participants other than the Presidents of Divisions or other officers of the Company, his or her achievement of personal performance goals, and (iii) in the case of Participants employed by a Division, the Division's quality performance. The portion of Awards based on Company performance will only be earned if the Company achieves 90% or higher of the EPS Target for such Performance Period. For Participants employed by any Division, the portion of their Awards based on Divisional performance will only be earned if the Division achieves 90% or higher of the Division's operating income target, and for Participants at Corporate Division, the portion of their Award based on another measure of Company performance will only be earned if the Company achieves 90% or higher of the Company's operating income target. The awards of each Participant who has personal performance goals may be adjusted based on the Participant's achievement of those personal performance goals, and Awards based on Divisional performance may be adjusted based on the Division's quality performance. The calculation of Awards is more fully set forth in this
Section 5.

    The maximum Award any Participant (other than the CEO) may receive for any Performance Period is 150% of the Participant's Base Salary times his or her Target Award Percentage for that Performance Period. The maximum award the CEO may receive for any Performance Period is $1.25 million.

    Awards shall be earned by Participants in accordance with the following formula:

                                                                           Personal Performance
                                                                           Percentage (other than
                                                  Financial                officers of the Company
Target Award                Base                 Target Award              and Presidents of
 Percentage        x       Salary        x          Earned          x      Divisions)

    Where:

        - Target Award Percentage is as defined in Section 2(dd) of the Plan.

        - Base Salary is as defined in Section 2(c) of the Plan.

        - Financial Target Award Earned is based on the formula set forth below.

        - Personal Performance Percentage ranges from 80 percent to 120 percent and is determined, in accordance with subsection (c) below, by the Participant's satisfaction of personal performance goals.

    (a) FINANCIAL TARGETS

    The Financial Target Award Earned is generally based on the achievement of performance targets by the Company and its Divisions.

    In the case of Participants employed by any Division, the Financial Target Award Earned may be adjusted for the Division's quality performance.

    The Financial Target Award Earned for any Performance Period is determined for Participants employed by any Division and Participants employed at Corporate Division in accordance with the following formulas:

Financial Target Award              Division               Earnings Per
      Earned for                     Award                    Share
Division Participants       =        Earned        +       Award Earned

                                   Corporate
Financial Target Award              Earnings
 Earned for Corporate                Award                  Per Share
Division Participants       =        Earned        +       Award Earned

    Where:

        - Division Award Earned is calculated by multiplying (i) Division Operating Income Percent (in accordance with the following table); (ii) the percentage (which is deemed to be zero if it is not at least 90 percent, but may not exceed 130 percent), determined by dividing Adjusted Operating Income for the Performance Period of the Division in which the Participant is employed by the Division's Business Plan Operating Income for the Performance Period; and (iii) the Quality Performance Adjustment, which ranges between 80 percent to 120 percent, as determined under subsection (b) below.

        - Corporate Award Earned is calculated by multiplying (i) Corporate Operating Income Percent (in accordance with the following table); and (ii) the percentage (which is deemed to be zero if it is not at least 90 percent, but may not exceed 130 percent), determined by dividing Adjusted Operating Income of the Company for the Performance Period by the Company's Business Plan Operating Income for the Performance Period.

        - Earnings  Per Share  Award Earned is  calculated by multiplying
          (i) Earnings Per Share Percent (in accordance with the following table); and (ii) the percentage (which is deemed to be zero if it is not at least 90 percent, but may not exceed 130 percent), determined by dividing Earnings Per Share for the Performance Period by the EPS Target for the Performance Period.

    In calculating an Award, the performance components are weighted in accordance with the following table based on the Participant's position, as set forth below:

                                                                        DIVISION OPERATING   CORPORATE OPERATING   EARNINGS PER
                                                                          INCOME PERCENT       INCOME PERCENT         SHARE
                                                                        -------------------  -------------------  --------------
Presidents and Chief Operating Officers of Jerrold Communications,
 CommScope and VideoCipher............................................             40%                   0%               60%
President of the Power Semiconductor Division.........................             60%                   0%               40%
All other Division positions..........................................             70%                   0%               30%
Corporate Division....................................................              0%                  40%               60%

    (b) QUALITY PERFORMANCE ADJUSTMENT

    Division Presidents may recommend to the CEO that, based on the quality performance of their Division in the Performance Period, all Participants employed by the Division receive an adjustment of their Awards. The CEO has discretion to grant such adjustments (the "Quality Performance Adjustments"), which may range from 80 percent to 120 percent. Participants employed at Corporate Division are not eligible for an adjustment based on quality performance.

    (c) PERSONAL TARGETS

    The Presidents of the Divisions and other officers of the Company are not eligible for an adjustment based on personal performance. Each other
Participant's performance shall be evaluated and a Personal Performance Percentage for such Participant shall be recommended for approval by the CEO. The Personal Performance Percentage may range from 80 percent to 120 percent to reflect the achievement of the Participant's personal performance goals during the Performance Period; PROVIDED, HOWEVER, that the application of this Section 5(c) shall not result in (i) the Participant's Award exceeding 150 percent of his or her Base Salary times his or her Target Award Percentage for the Performance Period; or (ii) with respect to each Business Unit, an increase in the aggregate dollar amount of all Awards earned by all Participants in that Business Unit for that Performance Period. Officers of the Company and the Presidents of the Divisions are not eligible for an adjustment based on personal performance.

    6. CHANGES TO THE TARGET

    The Committee, with respect to officers who are Participants, and the CEO, with respect to all other Participants, may at any time prior to the final determination of Awards change the Target Award Percentage of any Participant (other than the CEO) or assign a different Target Award Percentage to a Participant (other than the CEO) to reflect any change in the Participant's responsibility level or position during the course of the Performance Period.

    The Committee, with respect to officers who are Participants, and the CEO, with respect to all other Participants, may at any time prior to the financial determination of Awards change the performance measures or targets to reflect a change in corporate capitalization, such as a stock split or stock dividend, or a corporate transaction, such as a merger, consolidation, separation, reorganization or partial or complete liquidation.

    7. PAYMENT OF AWARDS

    As soon as practicable after the close of a Performance Period, the Committee, with respect to officers who are Participants, and the CEO, with respect to all other Participants, shall review and approve each Participant's Award. Subject to the provisions of Section 8 of the Plan, each Award to the extent earned shall be paid in a single lump sum cash payment, as soon as practicable after the close of the Performance Period, but no later than 120 days after the close of the Performance Period. The Committee shall certify in writing the amount of the CEO's Award prior to payment thereof.

    If a Change of Control occurs, the Company shall, within 60 days thereafter, pay to each Participant in the Plan immediately prior to the Change of Control (regardless of whether the Participant remains employed after the Change of Control) an Award which is calculated assuming that all performance percentages are 100 percent, and such Award shall be prorated to the date of the Change of Control based on the number of days that have elapsed during the Performance Period through the date of the Change of Control.

    8. LIMITATIONS ON RIGHTS TO PAYMENT OF AWARDS

    No Participant shall have any right to receive payment of an Award under the Plan for a Performance Period unless the Participant remains in the employ of the Company through the payment date of the Award for such Performance Period, except as provided in the last paragraph of Section 7 of the Plan. However, if the Participant has active service with the Company or the Subsidiary for at least three months during any Performance Period, but, prior to payment of the Award for such Performance Period, a Participant's employment with the Company terminates due to the Participant's death, Disability or Retirement (or, in the event of the Participant's death, the Participant's estate, beneficiary or beneficiaries as determined under Section 9 of the Plan) shall remain eligible to receive a prorated portion of any earned Award, based on the number of days that the Participant was actively employed and performed services during such Performance Period.

    9. DESIGNATION OF BENEFICIARY

    A Participant may designate a beneficiary or beneficiaries who, in the event of the Participant's death prior to full payment of any Award hereunder, shall receive payment of any Award due under the Plan. Such designation shall be made by the Participant on a form prescribed by the Committee. The Participant may, at any time, change or revoke such designation. A beneficiary designation, or revocation of a prior beneficiary designation, will be effective only if it is made in writing on a form provided by the Company, signed by the Participant and received by the Secretary of the Company. If the Participant does not designate a beneficiary or the beneficiary dies prior to receiving any payment of an Award, Awards payable under the Plan shall be paid to the Participant's estate.

    10. AMENDMENTS

    The Committee may at any time amend (in whole or in part) this Plan. No such amendment which adversely affects any Participant's rights to or interest in an Award earned prior to the date of the amendment shall be effective unless the Participant shall have agreed thereto.

    11. TERMINATION

    The Committee may terminate this Plan (in whole or in part) at any time. In the case of such termination of the Plan, the following provisions of this
Section 11 shall apply notwithstanding any other provisions of the Plan to the contrary:

    (i) The Committee shall promulgate administrative rules applicable to Plan termination, pursuant to which each affected Participant (other than the CEO) shall receive, with respect to each Performance Period which has commenced on or prior to the effective date of the Plan termination (the "Termination Date") and for which the Award has not yet been paid, the amount described in such rules and the CEO shall receive an amount equal to the amount his Award would have been had the Plan not been terminated (prorated for the Performance Period in which the Termination Date occurred), subject to reduction in the discretion of the Committee.

    (ii) Each Award payable under this Section 11 shall be paid as soon as practicable, but in no event later than 120 days after the Termination Date.

    12. MISCELLANEOUS PROVISIONS

    (a) This Plan is not a contract between the Company and the Employees or the Participants. Neither the establishment of this Plan, nor any action taken hereunder, shall be construed as giving any Employee or any Participant any right to be retained in the employ of the Company. The Company is under no obligation to continue the Plan.

    (b) A Participant's right and interest under the Plan may not be assigned or transferred, except as provided in Section 9 of the Plan, and any attempted assignment or transfer shall be null and void and shall extinguish, in the Company's sole discretion, the Company's obligation under the Plan to pay Awards with respect to the Participant.

    (c) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund, or to make any other segregation of assets, to assure payment of Awards.

    (d) The Company shall have the right to deduct from Awards paid and any interest thereon, any taxes or other amounts required by law to be withheld.

    (e) Nothing contained in the Plan shall limit or affect in any manner or degree the normal and usual powers of management, exercised by the officers and the Board of Directors or committees thereof, to change the duties or the character of employment of any employee of the Company or to remove the individual from the employment of the Company at any time, all of which rights and powers are expressly reserved.

                         GENERAL INSTRUMENT CORPORATION
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 26, 1995

    The undersigned hereby authorizes and directs State Street Bank and Trust Company, as trustee of the General Instrument Corporation Savings Plan, to vote as Proxy for the undersigned, as herein stated, at the annual meeting of stockholders of General Instrument Corporation to be held at the Palmer House Hilton, 17 East Monroe Street, Chicago, Illinois, on Wednesday, April 26, 1995 at 3:00 P.M., Central Time, and at any adjournment thereof, all shares of Common Stock of General Instrument Corporation allocated to the account of the undersigned under such Plan, on the proposals set forth below and in accordance with their discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated March , 1995, and Annual Report to Stockholders for 1994.

    The Board of Directors recommends a vote FOR the following proposals:

1. ELECTION OF DIRECTORS.

    / / FOR the election of John Seely Brown, Theodore J. Forstmann, Morton H. Meyerson and Felix G. Rohatyn as Directors, except as indicated.

    / / WITHHOLD AUTHORITY to vote for all nominees in such election.

INSTRUCTION: TO  WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
             LINE THROUGH THE NOMINEE'S NAME ABOVE.

2. PROPOSAL TO APPROVE THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

                          (CONTINUED ON REVERSE SIDE)

    THE SHARES COVERED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN THE SAME PROPORTION AS THE SHARES FOR WHICH THE TRUSTEE RECEIVES PROPER VOTING INSTRUCTIONS.

                                           PLEASE FILL IN, DATE, SIGN AND RETURN
                                           THIS   PROXY   IN   THE  ACCOMPANYING
                                           ENVELOPE. NO POSTAGE  IS REQUIRED  IF
                                           RETURNED IN THE ACCOMPANYING ENVELOPE
                                           AND MAILED IN THE UNITED STATES.
                                           Dated: ________________________, 1995
                                           _____________________________________
                                           Signature
                                           _____________________________________
                                           Signature

                                           Please  sign  exactly  as  your  name
                                           appears on this  Proxy. If acting  as
                                           executor,   administrator,   trustee,
                                           guardian,   etc.,   you   should   so
                                           indicate    when   signing.    If   a
                                           corporation,  please  sign  the  full
                                           corporate  name,  by  duly authorized
                                           officer.  If  a  partnership,  please
                                           sign   full   partnership   name   by
                                           authorized person. If shares are held
                                           jointly,   each   stockholder   named
                                           should sign.

                         GENERAL INSTRUMENT CORPORATION
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 26, 1995

    The undersigned hereby authorizes and directs State Street Bank and Trust Company, as trustee of the CommScope, Inc. Employees Profit Sharing and Savings Plan, to vote as Proxy for the undersigned, as herein stated, at the annual meeting of stockholders of General Instrument Corporation to be held at the Palmer House Hilton, 17 East Monroe Street, Chicago, Illinois, on Wednesday, April 26, 1995 at 3:00 P.M., Central Time, and at any adjournment thereof, all shares of Common Stock of General Instrument Corporation allocated to the account of the undersigned under such Plan, on the proposals set forth below and in accordance with their discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated March , 1995, and Annual Report to Stockholders for 1994.

    The Board of Directors recommends a vote FOR the following proposals:

1. ELECTION OF DIRECTORS.

    / / FOR the election of John Seely Brown, Theodore J. Forstmann, Morton H. Meyerson and Felix G. Rohatyn as Directors, except as indicated.

    / / WITHHOLD AUTHORITY to vote for all nominees in such election.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE  A
             LINE THROUGH THE NOMINEE'S NAME ABOVE.

2. PROPOSAL TO APPROVE THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

                          (CONTINUED ON REVERSE SIDE)

    THE SHARES  COVERED  BY  THIS  PROXY  WILL BE  VOTED  AS  SPECIFIED.  IF  NO
SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN THE SAME PROPORTION AS THE SHARES FOR WHICH THE TRUSTEE RECEIVES PROPER VOTING INSTRUCTIONS.

                                           PLEASE FILL IN, DATE, SIGN AND RETURN
                                           THIS  PROXY   IN   THE   ACCOMPANYING
                                           ENVELOPE.  NO POSTAGE  IS REQUIRED IF
                                           RETURNED IN THE ACCOMPANYING ENVELOPE
                                           AND MAILED IN THE UNITED STATES.
                                           Dated: ________________________, 1995
                                           _____________________________________
                                           Signature
                                           _____________________________________
                                           Signature

                                           Please  sign  exactly  as  your  name
                                           appears  on this Proxy.  If acting as
                                           executor,   administrator,   trustee,
                                           guardian,   etc.,   you   should   so
                                           indicate   when    signing.   If    a
                                           corporation,  please  sign  the  full
                                           corporate name,  by  duly  authorized
                                           officer.  If  a  partnership,  please
                                           sign   full   partnership   name   by
                                           authorized person. If shares are held
                                           jointly,   each   stockholder   named
                                           should sign.

GENERAL INSTRUMENT CORPORATION
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 26, 1995

  The undersigned hereby appoints Thomas A. Dumit and Richard C. Smith, each of them, his attorneys and agents, with full power of substitution to vote as Proxy for the undersigned, as herein stated, at the annual meeting of stockholders of General Instrument Corporation to be held at the Palmer House Hilton, 17 East Monroe Street, Chicago, Illinois, on Wednesday April 26, 1995 at 3:00 p.m., Central Time, and at any adjournment thereof, according to the number of votes the undersigned would be entitled to vote if personally present, on the proposals set forth below and in accordance with their discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated March __, 1995, and Annual Report to Stockholders for 1994.


(CONTINUED ON REVERSE SIDE)

/X/ PLEASE MARK YOUR CHOICES LIKE THIS

COMMON
- -----------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1.  ELECTION OF DIRECTORS.
    For the election of John Seely Brown, Theodore J. Forstmann,
Morton H. Meyerson and Felix G. Rohatyn, except as indicated.

FOR / /       WITHHELD FOR ALL / /

2. PROPOSAL TO APPROVE THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK.

FOR / /       AGAINST / /    ABSTAIN / /

INSTRUCTION:
   To withhold authority to vote for any INDIVIDUAL nominee, strike a line through the nominee's name.

THE SHARES COVERED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

PLEASE FILL IN, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF RETURNED IN THE ACCOMPANYING ENVELOPE AND MAILED IN THE UNITED STATES.

Dated:_______________________, 1995

Signature__________________________

Signature__________________________

Please sign exactly as your name appears on this Proxy. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If a corporation, please sign the full corporate name, by duly authorized officer. If a partnership, please sign full partnership name by authorized person. If shares are held jointly, each stockholder named should sign.

GENERAL INSTRUMENT CORPORATION
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD April 26, 1995

  The undersigned hereby appoints Thomas A. Dumit and Richard C. Smith, each of them, his attorneys and agents, with full power of substitution to vote as Proxy for the undersigned, as herein stated, at the annual meeting of stockholders of General Instrument Corporation to be held at the Palmer House Hilton, 17 East Monroe Street, Chicago, Illinois, on Wednesday April 26, 1995 at 3:00 p.m., Central Time, and at any adjournment thereof, according to the number of votes the undersigned would be entitled to vote if personally present, on the proposals set forth below and in accordance with their discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated March __, 1995, and Annual Report to Stockholders for 1994.


(CONTINUED ON REVERSE SIDE)

/X/ PLEASE MARK YOUR CHOICES LIKE THIS

Common
- -----------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1.  ELECTION OF DIRECTORS.
    For the election of John Seely Brown, Theodore J. Forstmann,
Morton H. Meyerson and Felix G. Rohatyn, except as indicated.

FOR / /       WITHHELD FOR ALL / /

2. PROPOSAL TO APPROVE THE Amendment to the AMENDED AND RESTATED Certificate of Incorporation to increase the number of shares of authorized common stock.

FOR / /       AGAINST / /    ABSTAIN / /

INSTRUCTION:
   To withhold authority to vote for any INDIVIDUAL nominee, strike a line through the nominee's name.

THE SHARES COVERED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

PLEASE FILL IN, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF RETURNED IN THE ACCOMPANYING ENVELOPE AND MAILED IN THE UNITED STATES.

Dated:_______________________, 1995

Signature__________________________

Signature__________________________

Please sign exactly as your name appears on this Proxy. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If a corporation, please sign the full corporate name, by duly authorized officer. If a partnership, please sign full partnership name by authorized person. If shares are held jointly, each stockholder named should sign.